SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement              |_| Confidential, for Use of
|X|      Definitive Proxy Statement               the Commission Only (as
|_|      Definitive Additional Materials          permitted by Rule 14a-6(e)(2))
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         FLEXTRONICS INTERNATIONAL LTD.
                (Name of Registrant as Specified in Its Charter)
                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
          ______________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:
          ______________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
          ______________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________________________

     5)   Total fee paid:
          ______________________________________________________________________

|_|       Fee paid previously with preliminary materials:
          ______________________________________________________________________

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________________________

     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________________________

     3)   Filing Party:
          ______________________________________________________________________

     4)   Date Filed:
          ______________________________________________________________________

                       [LOGO] [FLEXTRONICS INTERNATIONAL]


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                        To Be Held on September 18, 1998

To our Shareholders:

     You are cordially invited to attend and NOTICE IS HEREBY GIVEN of the Annual General Meeting of FLEXTRONICS INTERNATIONAL LTD. (the "Company") which will be held at the principal offices of the Company located at 2090 Fortune Drive, San Jose, California, United States of America, at 9:00 a.m., California time on September 18, 1998 for the following purposes:

     As Ordinary Business

     1. To re-elect the following Directors, who will retire pursuant to Article 95 of the Articles of Association of the Company, to the Board of Directors:

     (a)  Michael J. Moritz
     (b)  Richard L. Sharp

     2. To re-elect the following Directors, who will cease to hold office pursuant to Article 101 of the Articles of Association of the Company, to the Board of Directors:

     (a)  Patrick Foley
     (b)  Chuen Fah Alain Ahkong
     (c)  Hui Shing Leong

     3. To receive and adopt the Audited Accounts of the Company for the fiscal year ended March 31, 1998 together with the Reports of the Directors and Auditors thereon.

     4. To consider and vote upon a proposal to appoint Arthur Andersen as independent Auditors for the Company for the fiscal year ending March 31, 1999, and to authorize the Directors to fix their remuneration.

     As Special Business

     5. To pass the following resolution as an Ordinary Resolution:

     RESOLVED THAT approval be and is hereby given for the Company's 1993 Share Option Plan (the "1993 Plan") to be amended to increase the maximum number of Ordinary Shares authorized for issuance under the 1993 Plan from 2,600,000
Ordinary Shares to 3,600,000 Ordinary Shares and that an additional 1,000,000 Ordinary Shares be reserved for issuance under the 1993 Plan, and that such Ordinary Shares, when issued and paid for in accordance with the terms of the 1993 Plan, shall be validly issued, fully paid and nonassessable Ordinary Shares in the capital of the Company.

     6.   To pass the following resolution as an Ordinary Resolution:

     RESOLVED THAT pursuant to the provisions of Section 161 of the Companies Act, Cap. 50, and notwithstanding the provisions of Article 46 of the Articles of Association of the Company but subject otherwise to the provisions of that Act and the Articles of Association of the Company, the Board of Directors be and are hereby authorized to allot and issue, or grant options in respect of, Ordinary Shares in the capital of the Company or to allot and issue such shares in the capital of the Company pursuant to the exercise of any option granted in respect thereof to such persons on such terms and conditions and with such rights or restrictions as they may think fit to impose and as are set forth in the Articles of Association of the Company aforesaid and that such authority shall continue in force until the conclusion of the next Annual General Meeting or the expiration of the period within which the next Annual General Meeting of the Company is required by law to be held, whichever is the earlier.

     7. To pass the following resolution as an Ordinary Resolution:

     RESOLVED that:

          (a) at the sole discretion of the Company's Board of Directors at any time on or before 5:00 p.m., California time, June 30, 1999, a sum of up to S$221,484.45 and, in the event that any new shares are allotted and issued by the Company on or before 5:00 p.m., California time, June 30, 1999, an additional amount of S$0.01 for each new share so allotted and issued, standing to the credit of the Company's Share Premium Account as at March 31, 1998 ("Capital Sum") be capitalized and distributed amongst the persons who, on the date specified by the Company's Board of Directors, but no later than 5:00 p.m., California time, June 30, 1999, are the registered holders ("Shareholders") of existing Ordinary Shares of S$0.01 each in the capital of the Company ("Shares"), on the footing that the Shareholders become entitled to such sum as capital in terms of Article 133 of the Articles of Association of the Company and that the whole of the Capital Sum be applied in payment in full of the aggregate par value of up to 22,148,445 new Ordinary Shares of S$0.01 each in the capital of the Company and, in the event that any new shares are allotted and issued by the Company on or before 5:00 p.m., California time, June 30, 1999, an additional one (1) new Ordinary Share of S$0.01 each in the capital of the Company for each new share so allotted and issued (together, the "Bonus Shares"), the Bonus Shares to rank in all respects pari passu with the Shares;

          (b) accordingly, the Directors of the Company be and are hereby granted the authority to allot and issue, at their sole discretion on or before 5:00 p.m., California time, June 30, 1999, the Bonus Shares credited as fully paid to the Shareholders, as nearly as practicable, in the proportion of one
               (1) Bonus Share for every one (1) Share then held by the Shareholders, fractions being disregarded;

          (c) the Bonus Shares, if and when allotted and issued, shall be treated for all purposes as an increase in the nominal amount of the issued capital of the Company and not as income;

          (d) the aggregate number of Bonus Shares representing fractional interests be disposed of by the Directors of the Company in such manner as they may deem fit in the interests of the Company; and

          (e) the Directors of the Company be and are hereby authorized to take such steps and exercise such discretion as they may deem fit in connection with the matters referred to in this resolution.

     As Ordinary Business

     8. To transact any other business as may properly be transacted at any Annual General Meeting.

     The Board of Directors has fixed the close of business on August 6, 1998 as the record date for determining those shareholders who will be entitled to receive copies of this Notice and accompanying Proxy Statement. However, shareholders of record on September 18, 1998 will be entitled to vote at the Annual General Meeting.

     A shareholder (member) entitled to attend and vote at the Annual General Meeting is entitled to appoint a proxy to attend and vote on his or her behalf. A proxy need not also be a shareholder (member). Representation of at least 33 1/3% of all outstanding Ordinary Shares of Flextronics International Ltd. is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. An instrument appointing a proxy must be left at the registered office of the Company located at 36, Robinson Road, #18-01, City House, Singapore 068877 or at Boston EquiServe, P.O. Box 8040, Boston, MA 02266-8040, United States of America not less than forty-eight (48) hours before the time appointed for holding the meeting. Your proxy may be revoked at any time prior to the time it is voted.

                                             By Order of the Board of Directors,

                                             Yap Lune Teng
                                             Joint Secretary
Singapore
August 19, 1998

               Shareholders Should Read the Entire Proxy Statement
                   Carefully Prior to Returning Their Proxies



                                 PROXY STATEMENT
                                       FOR
                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                                       OF
                         FLEXTRONICS INTERNATIONAL LTD.

                        To Be Held on September 18, 1998


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Flextronics International Ltd. (the "Company") of proxies to be voted at the Annual General Meeting which will be held at 9:00 a.m. California time on September 18, 1998 at the principal offices of the Company located at 2090 Fortune Drive, San Jose, California in the United States of America, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting. This Proxy Statement and the proxy card were first mailed to shareholders of record on or about August 19, 1998. The entire cost of soliciting proxies will be borne by the Company.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

     The close of business on August 6, 1998 was the record date for shareholders entitled to notice of the Annual General Meeting. As of that date, the Company had 20,481,644 Ordinary Shares, S$0.01 par value per share (the "Ordinary Shares"), issued and outstanding. All of the Ordinary Shares issued and outstanding on September 18, 1998 are entitled to vote at the Annual General Meeting, and shareholders of record on September 18, 1998 entitled to vote at the meeting will on a poll have one (1) vote for each Ordinary Share so held on the matters to be voted upon.

     Ordinary Shares represented by proxies in the accompanying form which are properly executed and returned to the Company will be voted at the Annual General Meeting in accordance with the shareholders' instructions contained therein. The affirmative vote of the holders of a majority of the issued shares present and voting in person or by proxy at the Annual General Meeting is required to re-elect the Directors nominated pursuant to Proposal Nos. 1 and 2, to approve Proposal Nos. 3 and 4, and to approve the ordinary resolutions in Proposal Nos. 5, 6 and 7. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions nor broker non-votes are counted in tabulations of the votes cast on proposals presented to shareholders.

     In the absence of contrary instructions, shares represented by proxies will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7. Management does not know of any matters to be presented at this Annual General Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment. Any shareholder of record has the right to revoke his or her proxy at any time prior to voting at the Annual General Meeting by submitting a subsequently dated proxy or by attending the meeting and voting in person. To be effective, a proxy must be deposited at the registered office of the Company located at 36 Robinson Road #18-01, City House, Singapore 068877 or at Boston EquiServe, P.O. Box 8040, Boston, MA 02266-8040, United States of America, at least forty-eight (48) hours before the time set for the Annual General Meeting.

     The Company has prepared, in accordance with Singapore law, Singapore dollar financial statements to be distributed as part of this Proxy Statement. Except as otherwise stated herein, all monetary amounts in this Proxy Statement have been presented in U.S. dollars.

                             PROPOSAL NOS. 1 and 2:

                            RE-ELECTION OF DIRECTORS

     At each Annual General Meeting, at least one-third (1/3) of the Directors (or, if their number is not a multiple of three (3), the number nearest to but not less than one-third (1/3)) are required to retire from office. The Directors required to retire in each year are those who have been in office longest since their last re-election or appointment. As between persons who became or were last re-elected Directors on the same day, those required to retire are (unless they otherwise agree among themselves) determined by lot. Retiring Directors are eligible for re-election. The first two (2) names set forth below, Messrs. Moritz and Sharp, are the two (2) members of the Board of Directors who will retire by rotation in the manner stated above, are eligible for re-election and have been nominated to stand for re-election at the 1998 Annual General Meeting. Under Article 101 of the Articles of Association of the Company, any person appointed as a Director of the Company by the Board of Directors shall hold office only until the next Annual General Meeting of the Company and shall then be eligible for re-election, but shall not be taken into account in determining the number of Directors who are to retire by rotation at such Meeting in the manner stated above. The remaining three (3) names set forth below, Messrs. Foley, Ahkong and Hui, are the three (3) members of the Board of Directors who were so appointed (Messrs. Foley and Ahkong were appointed on October 18, 1997 and Mr. Hui was appointed on October 30, 1997), are eligible for re-election and have been nominated to stand for re-election at the 1998 Annual General Meeting. The proxy holders intend to vote all proxies received by them in the accompanying form for the nominees for Directors listed below. In the event any nominee is unable or declines to serve as a Director at the time of the Annual General Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors, in accordance with Article 100 of the Articles of Association of the Company, to fill the vacancy. In the event that additional persons are nominated for election as Directors, in accordance with Article 100 of the Articles of Association of the Company, the proxy holders intend to vote all proxies received by them for the nominees listed below. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a Director.

Nominee to Board of Directors

     Michael J. Moritz (age 44) -- Mr. Moritz has served as a Director of the Company since July 1993. Mr. Moritz has been a General Partner of Sequoia Capital, a venture capital firm, since 1988. Mr. Moritz also serves as a director of Yahoo, Inc., Neomagic and several privately-held companies.

     Richard L. Sharp (age 50) -- Mr. Sharp has served as a Director of the Company since July 1993. He has been the Chairman, President, Chief Executive Officer and a director of Circuit City Stores, Inc., a consumer electronics and appliances retailer, since June 1986. Mr. Sharp also serves as a director of S&K Famous Brands, Inc. and Fort James Corporation.

     Patrick Foley (age 66) -- Mr. Foley has been a Director of the Company since October 1997. Mr. Foley is Chairman and Chief Executive Officer of DHL Airways, Inc., a global document, package and airfreight delivery company. He joined DHL in September 1988 with more than thirty (30) years experience in hotel and airline industries. Mr. Foley serves as a director of Continental Airlines, Inc., Del Monte Corporation, DHL International, Foundation Health Systems, Inc. and Glenborough Realty Trust, Inc.

     Chuen Fah Alain Ahkong (age 50) -- Mr. Ahkong has served as a Director of the Company since October 1997. Mr. Ahkong is a founder of Pioneer Management Services Pte. Ltd. ("Pioneer"), a Singapore-based consultancy firm, and has been the Managing Director of Pioneer since 1990. Pioneer provides advice to the Company, and other multinational corporations, on matters related to international taxation. Mr. Ahkong also serves as a director of Power Supply Limited.

     Hui Shing Leong (age 39) -- Mr. Hui has served as a Director of the Company since October 1997. Since 1996, he has been Managing Director of CS Hui Holdings in Malaysia. Between 1984 and 1994, he was Managing Director of Samda Plastics Industries Ltd., a plastic injection molding company in Malaysia. Since 1994, Mr. Hui has been a committee member of the Penang, Malaysia Industrial Council, Vice-Chairman of the SMI Center in Malaysia, and Chairman of the Sub-Committee Plastics Technology Training Center in Malaysia. Since 1990, he has been President of the North Malaysian Small and Medium Enterprises Association.

Directors Not Standing for Re-Election

     Michael E. Marks (age 47) -- Mr. Marks has been the Company's Chief Executive Officer since January 1994 and its Chairman of the Board since July 1993. He has been a Director of the Company since December 1991.

From November1990 to December 1993, Mr. Marks was President and Chief Executive Officer of Metcal, Inc., a precision heating instrument company ("Metcal"). Mr. Marks received a B.A. and M.A. from Oberlin College and an M.B.A. from the Harvard Business School.

     Tsui Sung Lam (age 48) -- Mr. Tsui has been the Company's President, Asia-Pacific since April 1997, and a Director since 1991. From January 1994 to April 1997, he served as the Company's President and Chief Operating Officer. From June 1990 to December 1993, he was the Company's Managing Director and
Chief Executive Officer. From 1982 to June 1990, Mr. Tsui served in various positions for Flextronics, Inc., the Company's predecessor, including Vice President of Asian Operations. Mr. Tsui received Diplomas in Production Engineering and Management Studies from Hong Kong Polytechnic, and a Certificate in Industrial Engineering from Hong Kong University.

     Stephen J. L. Rees (age 37) -- Mr. Rees has served as a Director of the Company since April 1996, as Senior Vice President, Worldwide Sales and Marketing since May 1997, and as Chairman and Chief Executive Officer of Astron Group Limited ("Astron") since the acquisition of Astron by the Company in February 1996. Mr. Rees has been Chairman and Chief Executive Officer of Astron since November 1991. Mr. Rees holds a B.A. in Finance from the City of London Business School and graduated in Production Technology and Mechanical Engineering from the HTL St. Polten Technical Institute in Austria.

     Vote Required

     The affirmative vote of the holders of a majority of the issued shares present and voting in person or by proxy at the Annual General Meeting is required to re-elect Messrs. Moritz, Sharp, Foley, Ahkong and Hui. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Neither abstentions or broker non-votes are counted in the tabulation of the votes cast on the re-election of Messrs. Moritz, Sharp, Foley, Ahkong and Hui.

     The Board recommends a vote "FOR" the re-election of Messrs. Michael J. Moritz, Richard L. Sharp, Patrick Foley, Chuen Fah Alain Ahkong and Hui Shing Leong to the Board of Directors.

                          BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of twenty-three (23) meetings during fiscal 1998. During the period for which each current Director was a Director or a committee member, all Directors except Messrs. Sharp, Tsui and Rees attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which he served.

     The Board of Directors has created an Audit Committee and a Compensation Committee of the Board. The Audit Committee is currently composed of Messrs. Sharp, Moritz, Ahkong and Foley and is charged with reviewing the Company's annual audit and meeting with the Company's independent accountants to review the Company's internal controls and financial management practices. The Compensation Committee, which is currently composed of Messrs. Sharp and Moritz, recommends to the Board of Directors compensation for the Company's key employees and administers the employee share option plans. The Audit Committee held three (3) meetings in fiscal 1998 and the Compensation Committee held two
(2) meetings in fiscal 1998. There is no nominating committee or a committee performing the functions of a nominating committee.

                              DIRECTOR REMUNERATION

     Each individual who first becomes a non-employee Board member after January 24, 1994 is granted a stock option for 15,000 Ordinary Shares and thereafter, on the date of each Annual General Meeting, each individual who is at that time serving as a non-employee Director receives stock options, all pursuant to the automatic option grant provisions of the Company's 1993 Share Option Plan. Pursuant to this program, Messrs. Foley, Ahkong and Hui each received option grants for 15,000 Ordinary Shares in fiscal 1998, and Messrs. Sharp and Moritz each received option grants for 3,000 Ordinary Shares in fiscal 1998. In addition, all Directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with meetings of the Board of Directors. No non-employee Director receives any cash compensation for services rendered as a Director. No Director who is an employee of the Company receives compensation for services rendered as a Director.


                             EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information concerning the compensation paid or accrued by the Company for services rendered during fiscal 1998, 1997 and 1996 by the Chief Executive Officer and each of the four most highly compensated executive officers whose total salary and bonus for fiscal 1998 exceeded $100,000 (the "Named Executive Officers").

                                                      Summary Compensation Table

                                                                                                    Long-Term
                                                                                                  Compensation
                                                    Annual Compensation                              Awards
                              ----------------------------------------------------------------    --------------
                                                                                     Securities
                                     Fiscal                           Other Annual   Underlying       All Other
Name and Principal Position           Year    Salary         Bonus    Compensation     Options       Compensation
---------------------------           ----    ------         -----    ------------   -----------    ------------


Michael E. Marks ..................   1998   $375,000       $168,750   $205,167(1)     100,000       $  8,351(3)
Chairman of the Board and             1997   $300,000       $ 80,400   $234,052(2)     250,000       $  8,351(4)
Chief Executive Officer               1996   $275,000       $132,500         --        150,000       $ 10,209(5)

Tsui Sung Lam .....................   1998   $278,694       $ 83,032         --         37,418       $ 25,522(6)
President Asia-Pacific                1997   $256,791       $ 87,180         --         20,000       $ 28,757(7)
Operations                            1996   $249,176       $143,313         --         40,000       $ 39,988(8)

Michael McNamara ..................   1998   $250,000       $ 75,000   $ 14,576(9)      43,966       $  3,940(11)
Vice President, President of          1997   $199,999       $ 30,642   $  5,337(10)     21,500       $  3,958(12)
U.S. Operations                       1996   $173,250       $ 53,625     15,000             --

Robert R. B. Dykes ................   1998   $250,000       $ 75,000   $ 10,675(14)    137,500       $  3,750(15)
Senior Vice President of              1997   $ 31,250(13)         --      3,000             --             --
Finance and Administration            1996         --             --      3,000             --             --
and Chief Financial Officer

Ronny Nilsson .....................   1998   $268,681       $ 88,251   $545,827(16)    110,000(17)   $ 63,238(18)
Senior Vice President,                1997         --             --         --             --             --
Europe                                1996         --             --         --             --             --


(1) Includes an auto allowance of $7,533, forgiveness of a promissory note due to a subsidiary of the Company of $100,000 and forgiveness of interest payment of $97,634 on the promissory note.

(2) Includes an auto allowance of $7,712, forgiveness of a promissory note due to a subsidiary of the Company of $200,000 and forgiveness of interest payment of $26,340 on the promissory note.

(3) Includes Company contributions to the Company's 401(k) plan of $4,750, life and disability insurance premium payments of $3,601.

(4) Includes Company contributions to the Company's 401(k) plan of $4,750, life and disability insurance premium payments of $3,601.

(5) Includes Company contributions to the Company's 401(k) plan of $4,370, life and disability insurance premium payments of $5,839.

(6) Includes life insurance payments of $645 and Company contributions to the Central Provident Fund of $24,877. The Central Provident Fund is a Singapore statutory savings plan to which contributions may be made to provide for employees' retirement.

(7) Includes life insurance payments of $736 and Company contributions to the Central Provident Fund of $28,021.

(8) Includes life insurance payments of $736 and Company contributions to the Central Provident Fund of $39,252.

(9) Includes an auto allowance of $7,200 and forgiveness of interest payment of $7,376 due on a promissory note payable to a subsidiary of the Company.

(10) Represents forgiveness of interest payment due on a promissory note payable to a subsidiary of the Company.

(11) Includes Company contributions to the Company's 401(k) plan of $3,940.

(12) Represents Company contributions to the Company's 401(k) plan.

(13) Mr. Dykes became an employee of the Company in February 1997 and the amount indicated represents salary paid to Mr. Dykes during fiscal 1997.

(14) Represents an auto allowance of $10,675.

(15) Represents Company contributions to the Company's 401(k) plan.

(16) Includes payment of $413,505 pursuant to a Services Agreement dated April 30, 1997 between the Company and Mr. Nilsson and a payment of $132,322 to pay taxes due on the payments to Mr. Nilsson under the Services Agreement.

(17) Includes 110,000 shares subject to previously-granted options that were repriced in June 1997. See "--Report on Option Repricing."

(18) Includes an auto allowance of $10,853, a housing allowance of $7,884 and $44,501 of Company contributions to a pension retirement fund.

Option Grant Table

     The following table sets forth information regarding option grants during fiscal 1998 to each of the Named Executive Officers. All options were granted pursuant to the Company's 1993 Share Option Plan. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective five-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option term.

                                                    Option Grants in Fiscal 1998

                                                                                                      Potential Realizable Value at
                                         Number of      Percentage of                                 Assumed Annual Rates of Stock
                                         Securities     Total Options                                 Price Appreciation for Option
                                         Underlying      Granted  to        Exercise                             Term (3)
                                          Options         Employees         Price Per   Expiration     -----------------------------
Name                                     Granted (1)       in 1998           Share (2)    Date                5%             10%
------------------------------           -----------       -------           ---------    ----                --             ---
Michael E. Marks ...............           100,000           7.1%            $ 33.50     12/11/02        $  925,543       $2,045,209
Tsui Sung Lam ..................            37,418           2.7%            $ 23.25     06/05/02        $  240,356       $  531,124
Michael McNamara ...............            43,966           3.1%            $ 23.25     06/05/02        $  282,418       $  624,069
Robert R. B. Dykes .............           137,500           9.8%            $ 23.25     06/05/02        $  883,238       $1,951,724
Ronny Nilsson(4) ...............           110,000(5)        7.8%            $ 23.25     06/05/02        $  706,590       $1,561,379

----------
(1) The options shown in the table were granted at fair market value, are incentive stock options and will expire five years from the date of grant, subject to earlier termination upon termination of the optionee's employment. The options become exercisable over a four-year period, with 25% of the shares vesting on the first anniversary of the date of grant and 1/36th of the shares vesting for each full calendar month that an optionee renders services to the Company thereafter. Each option fully accelerates in the event that, in the eighteen-month period following certain mergers or acquisitions of the Company, the optionee's employment with the Company is terminated or his duties are substantially reduced or changed. Each option includes a limited stock appreciation right pursuant to which the option will automatically be canceled upon the occurrence of certain hostile tender offers, in return for a cash distribution from the Company based on the tender offer price per share. In the case of Mr. Tsui, all of the options shown in the table will become immediately exercisable in the event of termination of employment for any reason.

(2) The exercise price of the option may be paid in cash or through a cashless exercise procedure involving a same-day sale of the purchase shares.

(3) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of share price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Ordinary Share prices.

(4) Includes 110,000 shares subject to previously-granted options that were repriced in June 1997. See "--Report on Option
     Repricing."

(5) All of the options shown in the table for Mr. Nilsson are immediately exercisable.

Year-End Option Table

     The following table sets forth certain information concerning the exercise of options by each of the Named Executive Officers during fiscal 1998, including the aggregate amount of gains on the date of exercise. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of March 31, 1998. Also reported are values of "in-the-money" options that represent the positive spread between the respective exercise prices of outstanding stock options and $43.188 per share, which was the closing price of the Company's Ordinary Shares as reported on the Nasdaq National Market on March 31, 1998, the last day of trading for fiscal 1998.

                  Aggregated Option Exercises in Fiscal 1998 and Year-End Values

                                                                                                              Potential Realizable
                                                                           Number of Securities          at Assumed Annual Rates of
                                                                          Underlying Unexercised          Stock Price Appreciation
                                         Shares                         Options at Fiscal Year-End            for Option Term (2)
                                        Acquired on     Value          ----------------------------     ----------------------------
Name                                    Exercise(1)  Realized(1)       Exercisable     Unexercisable    Exercisable    Unexercisable
------------------------------          -----------  -----------       -----------     -------------    -----------    -------------
Michael E. Marks .............           57,000       $1,897,815          216,147          308,853       $5,548,377       $5,518,809
Tsui Sung Lam ................           47,000       $1,303,735           35,834           61,584       $  963,193       $1,321,578
Michael McNamara .............               --               --           46,856           63,110       $1,534,730       $1,253,817
Robert R. B. Dykes ...........               --               --           38,375          138,128       $1,309,751       $2,757,617
Ronny Nilsson (3) ............               --               --          110,000               --       $2,193,125               --


(1) "Value Realized" represents the fair market value of the Company's Ordinary Shares underlying the option on the date of exercise less the aggregate exercise price of the option.

(2) These values, unlike the amounts set forth in the column entitled "Value Realized," have not been, and may never be, realized and are based on the positive spread between the respective exercise prices of outstanding options and the closing price of the Company's Ordinary Shares on March 31, 1998, the last day of trading for fiscal 1998.

(3) Includes 110,000 shares subject to previously-granted options that were repriced in June 1997. See "--Report on Option Repricing."


Employment and Consulting Agreements

     In July 1993, the Company entered into an employment agreement with Mr. Tsui. Under this agreement, Mr. Tsui was entitled to receive an annual salary (in Singapore dollars) of S$344,539. In April 1997, the Compensation Committee increased the base salary (in Singapore dollars) of Mr. Tsui to S$429,000. In addition, the Company entered into a revised employment agreement with Mr. Tsui as President, Asia Pacific Operations effective April 1, 1997. Pursuant to the new employment agreement, the employment of Mr. Tsui will continue until either the Company or Mr. Tsui gives the other twelve (12) months' notice of termination (or pays the other twelve (12) months' base salary in lieu of notice). The Company is required to pay one (1) month's salary for each year of employment by Mr. Tsui upon termination of his employment by the Company. The Company also agreed that upon termination of employment of Mr. Tsui by the Company for any reason, any options to purchase Ordinary Shares then held by him would immediately vest and become exercisable for all of the shares subject to such option.

     In connection with the Company's acquisition of Astron, Astron Technologies Limited, a subsidiary of the Company ("ATL"), entered into a Services Agreement (the "Services Agreement") with Croton Technology Ltd., a company under the management and control of Mr. Rees ("Croton"), and Astron entered into a Supplemental Services Agreement (the "Supplemental Services Agreement") with Mr. Rees. Under the terms of the Services Agreement, Mr. Rees acted as President of ATL, and Croton was responsible for developing the business of ATL through June 1998. The Services Agreement provides that Croton will receive (a) a payment of $15.0 million on

June 30, 1998, $5.0 million of which was to be payable in cash and $10.0 million of which was to be payable in cash or in Ordinary Shares of the Company at the option of the Company and (b) an annual fee in the amount of $90,000. Payment of the $15.0 million lump sum payment was conditioned upon, among other things, Mr. Rees' continuing as Chairman of Astron through June 1998. Pursuant to the terms of the Supplemental Services Agreement, Mr. Rees acted as Chairman of Astron and was responsible for maintaining and developing the business of Astron and, in exchange, received an annual salary of $140,000.

     Effective March 27, 1997, the Company revised the Services Agreement and the Supplemental Services Agreement, and appointed Mr. Rees as the Company's Senior Vice President - Worldwide Sales and Marketing. In connection with this revision, the amount of the payment due on June 30, 1998 was reduced from $15.0 million to $14.0 million and the remaining conditions to the Company's payment of the fee were removed. Of the $14.0 million, $5.0 million was paid in cash in February 1998, and $9.0 million was paid in cash on June 30, 1998. This reduction was negotiated in view of (a) a negotiated settlement in March 1997 of the amount payable by the Company to the former shareholders of Astron in which the Company agreed to certain matters, previously in dispute affecting the amount of the payment, and (b) the elimination of the conditions to payment and of Mr. Rees' ongoing obligations under the Services Agreement and the Supplemental Services Agreement. The Services Agreement and the Supplemental Services Agreement terminated on June 30, 1998

     In connection with the acquisition of two manufacturing facilities from Ericsson Business Networks AB located in Karlskrona, Sweden, the Company and Mr. Ronny Nilsson entered into an Employment and Noncompetition Agreement ("Employment Agreement") and a Services Agreement (the "Nilsson Services
Agreement"), both dated as of April 30, 1997. Pursuant to the Employment Agreement, Mr. Nilsson (a) was appointed as the Company's Senior Vice President, Europe for a four-year period, (b) receives an annual salary of $250,000, and
(c) is entitled to a bonus of up to 45% of his annual salary upon the successful completion of certain performance criteria. Pursuant to the Nilsson Services Agreement, Mr. Nilsson is to perform management consultation and guidance services to the Company in consideration for (a) an aggregate of $775,000 which was paid between March 31, 1997 and April 15, 1998, and (b) the issuance by the Company to Mr. Nilsson of an interest-free loan in the amount of 400,000 kronor ($415,000 as of April 15, 1997, the date of the issuance of the loan) which was repaid by Mr. Nilsson in two installments of $210,000 and $205,000 on September 15, 1997 and April 15, 1998, respectively. In connection with Mr. Nilsson's repayment of the interest-free loan, the Company on April 15, 1998 paid to Mr. Nilsson as compensation an amount equal to the two installments paid by Mr. Nilsson.

     On April 16, 1995, the Company's U.S. subsidiary, Flextronics International USA, Inc. ("Flextronics USA"), loaned $500,000 to Mr. Marks, the Chairman of the Board and Chief Executive Officer of the Company. Mr. Marks executed a promissory note in favor of Flextronics USA which matures on April 16, 2000. During fiscal 1997, Flextronics USA forgave a total of $200,000 of outstanding principal amount and $26,340 in accrued interest. During fiscal 1998, Flextronics USA forgave a total of $100,000 of outstanding principal amount and $97,634 in accrued interest. The remaining outstanding balance of the loan as of June 30, 1998 was $204,814 (representing $200,000 in principal and $4,814 in accrued interest) and bears interest at a rate of 7.21%.

     On November 6, 1997, Flextronics USA loaned $1.5 million to Mr. Marks. Mr. Marks executed a promissory note in favor of Flextronics USA which bears interest at a rate of 7.259% and matures on November 6, 1998. This loan is secured by certain assets owned by Mr. Marks.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during fiscal 1998 were Mr. Sharp and Mr. Moritz. No officers of the Company serve on the Compensation Committee. No interlocking relationships exist between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

Report on Option Repricing

     The Company believes that stock options are a critical component of the compensation offered by it to promote long-term retention of key employees, motivate high levels of performance and recognize employee contributions to the success of the Company. In light of the substantial decline in the market price of the Company's Ordinary Shares in the first quarter of fiscal 1998, in June 1997 the Company offered to all employees the opportunity to cancel existing options outstanding with exercise prices in excess of $23.25 per share, the fair market value of the Company's Ordinary Shares at that time, and to have such options replaced with options that have the lower exercise price of $23.25 per share. Employees electing to have options repriced were required to accept an extension of their vesting schedule. The other terms of the options remained unchanged. On August 6, 1997, the Company amended options to purchase 288,860 Ordinary Shares pursuant to this offer.


     In the three months prior to the date of the repricing, the average price of the Company's Ordinary Shares was $21.265, ranging from a low of $17.50 on April 2, 1997 to a high of $24.00 on March 12, 1997 and March 20, 1997. The Board of Directors believes that stock options that are "out of the money," particularly for a long period of time, are not an effective tool to encourage employee retention or to motivate high levels of performance. The Board of Directors decided to include officers in the repricing because of the importance of their administrative and technical leadership to the success of the Company's business. Mr. Nilsson was the only Named Executive Officer to have options repriced. The following table sets forth information concerning the repricing of options held by Mr. Nilsson during fiscal 1998.

                                                                                                              Length of
                                                     Number of      Market                                    Original
                                                     Securities     Price of     Exercise                    Option Term
                                                     Underlying     Stock At     Price At        New         Remaining At
                                                      Option        Time of      Time of       Exercise        Date of
Name                                    Date         Repriced       Repricing    Repricing      Price         Repricing
----------------------------------    -----------    ----------     ---------    ---------    ---------    --------------
Ronnie Nilsson.................        06/05/97       110,000        $23.25       $27.75       $23.25       4.45 years

             Compensation Committee Report on Executive Compensation

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate future filings made by the Company under those statutes, the following Compensation Committee Report on Executive Compensation will not be incorporated by reference into any of those prior filings; nor will such report be incorporated by reference into any future filings made by the Company under those statutes.

     The Compensation Committee (the "Committee") of the Board of Directors sets the base salary of the Company's executive officers and approves individual bonus programs for executive officers. The Committee took no action with respect to executive compensation in fiscal 1998, other than approving certain year-end bonuses earned in accordance with a bonus plan previously adopted by the Board of Directors and authorizing salary increases and option grants to six (6) executive officers. Option grants to executive officers are made by the Committee, and the Committee has complete discretion in establishing the terms of each such grant. The following is a summary of policies of the Company that affect the compensation paid to executive officers, as reflected in the tables and text set forth elsewhere in this Proxy Statement.

     General Compensation Policy

     The Company's overall policy is to offer its executive officers cash-based and equity-based compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the Company's primary objectives is to have a significant portion of each officer's compensation contingent upon the Company's performance as well as upon his or her own level of performance. The principal factors taken into account in establishing each executive officer's compensation package are summarized below. Additional factors may be taken into account to a lesser degree, and the relative weight given to each factor varies with each individual in the discretion of the Committee. The Committee may in its discretion apply entirely different factors, such as different measures of financial performance, for future fiscal years.

     Cash-Based Compensation. The Company sets base salary for executive officers on the basis of personal performance and internal comparability considerations. Bonuses are paid at the discretion of the Committee. In determining the amount of the bonus to be paid to each executive officer, including the Chief Executive Officer, the Company first establishes a percentage of the officer's base salary as a target bonus. The amount of the actual bonus paid to the officer can be greater or less than this percentage, and depends on the Company's net income, the performance of the operations of the Company that are under the officer's supervision and other performance factors, each as compared to budgeted performance for the period. The Company also has a 401(k) retirement savings plan for U.S. employees to which it can contribute a portion of profits and such contribution is allocated to eligible participants in proportion to their total compensation for the year relative to the total aggregate compensation for all eligible participants. The Company believes that all employees share the responsibility of achieving profits.

     Long-Term Equity-Based Compensation. The Committee intends to make stock option grants from time to time. Each grant is designed to align the interests of the executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant generally allows the officer to acquire the Company's Ordinary Shares at a fixed price per share (the market price on the grant date) over a specified period of time (up to five (5) years), thus providing a return to the officer only if he or she remains in the employ of the Company and the market price of the shares appreciates over the option term. The size of the option grant to each executive officer generally is set at a level that is intended to create a meaningful opportunity for share ownership based upon the individual's current position with the Company, but there is also taken into account the individual's potential for future responsibility and promotion over the option term, the individual's personal performance in recent periods and the number of options held by the individual at the time of grant. The relative weight given to these factors varies with each individual in the sole discretion of the Committee. In June 1997, the Committee provided for the acceleration of all unvested options held by its executive officers in the event that, in the eighteen-month period following certain mergers or acquisitions of the Company, such executive officer's employment with the Company is terminated or his duties are substantially reduced or changed. The Committee took such action to provide incentives for its executive officers to remain with the Company in the event of a merger or acquisition. Also in June 1997, the Company offered to all employees the opportunity to cancel existing options outstanding with exercise prices in excess of $23.25 per share, and to have such options replaced with new options having an exercise price of $23.25 per share, as discussed above under the caption "Executive Compensation - Report on Option Repricing." Mr. Nilsson was the only executive officer to have options repriced.

     CEO Compensation. Mr. Marks' base salary is based on the Company's expectation of his personal performance and comparisons to the base salaries of other executive officers of the Company. With respect to Mr. Marks' base salary, it is the Company's intent to provide him with a level of stability and certainty each year and not have this particular component of compensation affected to any significant degree by short-term Company performance factors. However, in recognition of the Company's rapid growth and corresponding expansion of Mr. Marks' responsibilities, Mr. Marks' base salary was increased from $300,000 in fiscal 1997 to $375,000 in fiscal 1998, a larger increase than he had received from fiscal 1996 to fiscal 1997 and from fiscal 1995 to fiscal 1996. In fiscal 1998, the Committee granted Mr. Marks options for 100,000 Ordinary Shares at an exercise price of $33.50 per share. The Committee based its decision regarding the size of the option grant to Mr. Marks on an analysis of option grants to CEOs in the industry with similar responsibilities. The Company also provided for the acceleration of all Mr. Marks' unvested options in the event that, following certain mergers or acquisitions of the Company, Mr. Marks' employment with the Company is terminated or his duties are substantially reduced or changed. In addition, on April 16, 1995, the Company's U.S. subsidiary, Flextronics International USA, Inc. ("Flextronics USA"), loaned $500,000 to Mr. Marks. During fiscal 1998, Flextronics USA forgave a total of $100,000 of outstanding principal amount, and $97,634 in accrued interest, on this loan. On November 6, 1997, Flextronics USA loaned an additional $1.5 million to Mr. Marks. This 1995 loan was forgiven in the past by the Board of Directors, and the new loan extended, based on the Board's subjective judgment that it was appropriate in view of Mr. Marks' performance in fiscal 1998, including his significant role in the substantial growth in the Company's net sales, the consummation of several strategic acquisitions and the development and strengthening of customer relationships with leading OEMs such as Ericsson, Cisco Systems and Microsoft Corporation, as well as his role in recruiting several new executive officers and directors.

     Deduction Limit for Executive Compensation. Section 162(m) of the Internal Revenue Code ("Section 162(m)") limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1.0 million per year, but contains an exception for performance-based compensation that satisfies certain conditions.

     The Company believes that stock options granted to its executives qualify for the performance-based exception to the deduction limit and because it is unlikely that other compensation payable to any Company executive would exceed the deduction limit in the near future the Committee has not yet qualified compensation other than options for the performance-based exception. In approving the amount and form of compensation for Company executives, the Committee will continue to consider all elements of cost to the Company of providing that compensation.

     Submitted  by  the  Compensation   Committee  of  the  Company's  Board  of
Directors:

                                Richard L. Sharp

                                Michael J. Moritz

                                Performance Graph


     The following performance graph shows the percentage change in cumulative total return to a holder of the Company's Ordinary Shares, assuming $100 invested, compared with the cumulative total return, assuming dividend reinvestment, of the Standard & Poor's 500 Stock Index and the peer group indicated below, during the period from March 18, 1994 (the date of the Company's initial public offering) through March 31, 1998.

     The comparisons in the graph below are based on historical data and are not indicative of, or intended to forecast, the possible future performances of the Company's Ordinary Shares.

     Notwithstanding anything to the contrary set forth in any of the Company's prior filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, which might incorporate this proxy statement by reference to future filings under those statutes, the following performance graph will not be incorporated by reference into any of those prior filings; nor will such graph be incorporated by reference into any future filings made by the Company under those statutes.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                        Flextronics
Date                International Ltd.       Old Peer Group      New Peer Group           S&P 500
----                ------------------       --------------      --------------           -------
3/18/94                     100                   100                 100                   100
3/94                         90                    88                  93                    95
3/95                         98                    85                  93                   109
3/96                        218                   137                 153                   144
3/97                        142                   185                 210                   173
3/98                        308                   291                 331                   256

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Ordinary Shares and other equity securities of the Company. Additionally, officers, Directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that there was compliance for the year ended March 31, 1998 with all Section 16(a) filing requirements applicable to the Company's officers, Directors and greater than ten-percent (10%) beneficial owners, except for late filings of Forms 4 for Messrs. Marks, Tsui and Sharp, and a late filing of a Form 3 for Mr. Foley.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information as of August 1, 1998 regarding the beneficial ownership of the Company's Ordinary Shares, by (a) each Director,
(b) each executive officer named in the Summary Compensation Table and (c) all Directors and executive officers as a group. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

                                                                              Number of Shares
     Name and Address of Beneficial Owner                                        Beneficially
     -----------------------------------                                          Owned(1)          Percent(2)
                                                                                  --------          ----------
Michael E. Marks (3)...................................................            480,216            2.3%
Tsui Sung Lam (4)......................................................             65,101              *
Michael McNamara (5)...................................................            111,426              *
Robert R. B. Dykes (6).................................................             85,372              *
Ronny Nilsson (7)......................................................            120,000              *
Michael Moritz (8).....................................................            795,206            3.9%
Stephen J. L. Rees (9).................................................             50,836              *
Richard L. Sharp (10)..................................................            970,144            4.7%
Patrick Foley (11).....................................................             11,875              *
Chuen Fah Alain Ahkong (12)............................................              6,875              *
Hui Shing Leong (13)...................................................            929,230            4.5%
All Directors and executive officers as a group (11 persons) (14)......          3,635,906           17.1%

*    Less than 1.0%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of August 1, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Percentage ownership is based upon 20,481,644 outstanding Ordinary Shares as of August 1, 1998.

(3) Includes 5,000 shares held by the Justin Caine Marks Trust and 5,000 shares held by the Amy G. Marks Trust. Also includes 212,709 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Marks.

(4) Includes 55,807 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Tsui.

(5) Includes 66,014 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. McNamara.

(6) Includes 84,833 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Dykes.

(7) Includes 120,000 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Nilsson.

(8) Based on information supplied by Sequoia Capital Growth Fund in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 1998, includes 709,540 shares held by Sequoia Capital Growth Fund, a limited partnership and 45,291 shares held by Sequoia Technology Partners III, a limited partnership. Sequoia Partners (CF) is the general partner of Sequoia Capital Growth Fund and has sole voting and investment power over such shares. Mr. Moritz is a general partner of Sequoia Partners (CF). The general partner of Sequoia Capital VII and Sequoia Technology Partners VII is Sequoia Capital VII-A Management, LLC. Mr. Moritz is a general partner of Sequoia Capital VII-A Management, LLC. Also includes 30,375 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Moritz.

(9) Also includes 3,754 shares held by Mrs. Janine Margaret Rees. Includes 32,789 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Rees.

(10) Includes 225,000 shares beneficially owned by Bethany Limited Partnership. Mr. Sharp, the general partner of Bethany Limited Partnership, has voting and investment power over such shares and may be deemed to beneficially own such shares. Mr. Sharp disclaims beneficial ownership of all such shares except to the extent of his proportionate interest therein. Also includes 40,375 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Sharp.

(11) Includes 6,875 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Foley.

(12) Includes 6,875 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Ahkong.

(13) Includes 6,250 shares subject to options exercisable within 60 days after August 1, 1998 held by Mr. Hui.

(14) Includes 662,902 shares subject to options exercisable within 60 days after August 1, 1998.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information with respect to the only persons who beneficially owned (to the Company's knowledge) more than 5% of the Company's Ordinary Shares as of August 1, 1998. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all the shares beneficially owned, subject to community property laws where applicable.

                                                                              Number of Shares
                                                                               Beneficially
Name and Address of Beneficial Owner                                             Owned(1)          Percent(2)
------------------------------------                                             --------          ----------
Putnam Investments, Inc. (3)...........................................          1,722,843            8.4%
     One Post Office Square
     Boston, Massachusetts 02109

Ronald Baron (4).......................................................          1,684,500            8.2%
     c/o Baron Capital Management, Inc.
     767 Fifth Avenue, 24th Floor
     New York, New York  10153

The Capital Group Companies (5)........................................          1,020,000            5.0%
     333 South Hope Street
     Los Angeles, California  90071

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission that deem shares to be beneficially owned by any person who has voting or investment power with respect to such shares. Ordinary Shares subject to options that are currently exercisable or exercisable within 60 days of August 1, 1998 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2) Percentage ownership is based upon 20,481,644 outstanding Ordinary Shares as of August 1, 1998.

(3)  Based on  information  supplied  by Putnam  Investments,  Inc.  ("PI") in a
     Schedule 13G filed with the Securities and Exchange Commission on November 10, 1997, includes 1,505,815 shares held by Putnam Investment Management, Inc. ("PIM"), an investment adviser to the Putnam family of mutual funds, and 217,028 shares held by The Putnam Advisory Company, Inc. ("PAC"), an investment adviser to Putnam's institutional clients. PIM and PAC are wholly-owned subsidiaries of PI and have dispository power over the shares as investment managers. The Putnam mutual fund trustees hold voting power with respect to the shares held by PIM; PAC shares voting power with respect to the securities held by Putnam's institutional clients, and PI may be deemed to share such powers to vote and dispose of the shares.

(4) Based on information supplied by Mr. Baron in a Schedule 13G filed with the Securities and Exchange Commission on February 13, 1998, includes 181,500 shares held by the investment advisory clients of Baron Capital Management, Inc. ("BCM"), a wholly-owned subsidiary of Baron Capital, Inc. ("BCI"), and 1,503,000 shares held by the investment advisory clients of BAMCO, Inc. ("BAMCO") and Baron Asset Fund ("BAF"). BAF is an advisory client of BAMCO. Pursuant to discretionary agreements, BCM and BAMCO hold the power to vote and dispose of the shares in the advisory accounts. BCI and BAMCO are wholly-owned subsidiaries of Baron Capital, Inc. ("BCG"). Mr. Baron owns a controlling interest in BCG, and may be deemed to share power to voting and dispose of such shares.

(5) Based on information supplied by The Capital Group Companies, Inc. ("CGC") in a Schedule 13G filed with the Securities and Exchange Commission on February 11, 1998, includes 1,020,000 shares held by Capital Research and Management Company ("CRM"). CRM is a wholly-owned subsidiary of CGC, which may be deemed to share power to vote and dispose of the shares.

Certain Transactions

     In fiscal 1998, the Company had net sales of approximately $1.6 million to Metcal, a precision heating instrument company. Prior to becoming the Company's Chief Executive Officer in January 1994, Mr. Marks was the President and Chief Executive Officer of Metcal. The Company believes that sales made to Metcal were made on terms no less favorable to the Company than those that could have been obtained from third parties.

     In fiscal 1998, the Company had net sales of approximately $487,000 to Global Village Communication, Inc. ("Global Village"). Mr. Moritz, a Director of the Company, is affiliated with Sequoia Capital, which through its affiliates owns more than 10% of the outstanding shares of Global Village. Mr. Moritz was formerly a director of Global Village. The Company believes that sales made to Global Village were made on terms no less favorable to the Company than those that could have been obtained from third parties.

     The Company paid approximately $228,000 to Pioneer Management Services Pte. Ltd. ("Pioneer"), a tax consulting and planning firm, in fiscal 1998 in connection with tax and corporate services provided to the Company related to its Asian operations. Chuen Fah Alain Ahkong, a Director of the Company, is a director of Pioneer.

     In fiscal 1998, the Company paid approximately $140,000 to Croton Ltd. ("Croton") for management services and $208,000 to Mayfield International Ltd. ("Mayfield") for the rental of certain office space. Stephen Rees, a Director and Senior Vice President of the Company, holds a beneficial interest in both Mayfield and Croton. In addition, as of June 30, 1998, Mayfield owed to the Company approximately $2.5 million under a note receivable. The note is unsecured, bears interest at a rate of 7.15% per annum and matures on February 4, 1999.

     See  "Employment and Consulting Agreements."



                                 PROPOSAL NO. 3:

            TO RECEIVE AND ADOPT THE AUDITED ACCOUNTS OF THE COMPANY,
               INCLUDING THE REPORTS OF THE DIRECTORS AND AUDITORS

     The Company's Annual Report for the fiscal year ended March 31, 1998 (the "Annual Report") accompanies this Proxy Statement. The Annual Report includes the Company's United States dollar financial statements prepared in conformity with United States generally accepted accounting principles. The Company's Singapore dollar financial statements prepared in conformity with Singapore generally accepted accounting principles also accompany this Proxy Statement. The United States dollar financial statements and the Singapore dollar financial statements are referred to herein collectively as the "Financial Statements." The Financial Statements are accompanied by Auditor's Reports of Arthur Andersen. The Company publishes its consolidated financial statements in U.S. dollars, which is the principal currency in which it conducts its business. The Company's Singapore dollar financial statements have been prepared and circulated to shareholders as a part of this Proxy Statement as required by Singapore law.

     The Board recommends a vote "FOR" the receipt and adoption of the Company's Financial Statements, including the Directors' Report and Auditor's Reports included therein.

                                 PROPOSAL NO. 4:

                     APPOINTMENT OF INDEPENDENT AUDITORS AND
                AUTHORIZATION OF BOARD TO FIX THEIR REMUNERATION

     The firm of Arthur Andersen served as independent Auditors for the Company for the fiscal year ended March 31, 1998. The Board of Directors intends to engage Arthur Andersen as independent Auditors to audit the accounts and records of the Company for the fiscal year ending March 31, 1999, and to perform other appropriate services. The Company expects that a representative from Arthur Andersen will be present at the 1998 Annual General Meeting.

     The Company's previous Auditors, Ernst & Young LLP ("Ernst & Young"), retired at the 1997 Annual General Meeting and did not seek reappointment thereat. Ernst & Young's report on the Company's financial statements for the fiscal year ended March 31, 1997 contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change Auditors was approved by the Company's Board of Directors.

     During the fiscal year ended March 31, 1997, there were no disagreements between the Company and Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

     The Company appointed Arthur Andersen as its Auditors at the 1997 Annual General Meeting in place of the retiring Auditors, Ernst & Young. The Company has authorized Ernst & Young to respond fully to the inquiries of Arthur Andersen concerning the subject matter of any noted material weaknesses. During the fiscal year ended March 31, 1997, the Company did not consult Arthur Andersen regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

     The Board recommends a vote "FOR" the appointment of Arthur Andersen as independent Auditors for fiscal year 1999 and authorization for the Board of Directors to fix their remuneration.



                                 PROPOSAL NO. 5

 ORDINARY RESOLUTION TO APPROVE THE INCREASE OF THE NUMBER OF SHARES AUTHORIZED
                  FOR ISSUANCE UNDER THE 1993 SHARE OPTION PLAN

     The Company's shareholders are being asked to approve an amendment to the 1993 Share Option Plan (which was adopted by the Board of Directors and approved by the shareholders in 1993) (the "1993 Plan") to increase the number of the Company's Ordinary Shares authorized for issuance under the 1993 Plan by 1,000,000 shares, from 2,600,000 shares to 3,600,000 shares. As of August 1, 1998 there were 19,972 shares available for issuance under the 1993 Plan and after this amendment 1,019,972 will be available for issuance under the 1993 Plan. The Board believes the share increase is necessary for the Company to continue to have a sufficient reserve of Ordinary Shares available under the 1993 Plan to attract and retain the services of key employees and other qualified personnel essential to the Company's long-term success and to effectively compete for qualified personnel in its markets.

                                  INTERIM PLANS

     The Company's 1997 Interim Option Plan (the "1997 Interim Plan") and 1998 Interim Option Plan (the "1998 Interim Plan" and, together with the 1997 Interim Plan, the "Interim Plans") were adopted by the Board on June 5, 1997 and January 14, 1998, respectively. The adoption of the Interim Plans was necessitated by the internal growth of the Company and the Company's acquisitions of Neutronics Electronic Industries Holding AG, DTM Products, Inc., Energipilot AB, Altatron, Inc. and Conexao Informatica Ltda. None of these acquired companies had broad-based equity compensation plans in place prior to the acquisition. Subsequent to each acquisition, the Company provided equity-based compensation opportunities for employees of the acquired company consistent with levels provided by the Company to its existing employees to provide incentives to such employees to improve their personal performance and contribute to the improvement of the Company's financial performance. As a result, the number of shares available for new option grants under the Company's 1993 Plan was nearly depleted, requiring that the Company increase the number of shares available for issuance under the 1993 Plan in order to continue to attract, retain, and motivate key employees and other qualified personnel.

     The Board reserved an aggregate of 250,000 shares and 400,000 shares for issuance under the 1997 Interim Plan and the 1998 Interim Plan, respectively. Shares subject to an option granted pursuant to the Interim Plans that expires or terminates for any reason without being exercised will again become available for grant and issuance pursuant to awards under the Interim Plans. The Interim Plans provide a mechanism for the Company to grant non-qualified stock options to certain persons who are not officers or Directors of the Company without incurring the compensation charge that would otherwise result if the Company issued shares under the 1993 Plan subject to future shareholder approval. As the Interim Plans do not provide for the issuance of incentive stock options or for the issuance of options to officers or Directors, shareholder approval of the Interim Plans is not required. No further options were granted pursuant to the 1997 Interim Plan after the approval of the increase in the number of shares reserved for issuance under the 1993 Plan was given at the 1997 Annual General Meeting, and 81,300 options are available for grant pursuant to the 1998 Interim Plan.

     From inception of the 1997 Interim Plan in June 1997 to August 1, 1998, options to purchase an aggregate of 216,635 of the Company's Ordinary Shares were granted under the 1997 Interim Plan. From inception of the 1998 Interim Plan in January 1998 to August 1, 1998, options to purchase an aggregate of 318,700 of the Company's Ordinary Shares were granted under the 1998 Interim Plan.


                                    1993 PLAN

     The following is a summary of the principal features of the 1993 Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the 1993 Plan. Any shareholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at the Company's offices located at 2090 Fortune Drive, San Jose, California 95131.

Equity Incentive Programs

     The 1993 Plan contains two (2) separate equity incentive programs: (a) a Discretionary Option Grant Program and (b) an Automatic Option Grant Program. The Discretionary Option Grant Program will be administered, with respect to officers and Directors, by the Primary Committee consisting of the Compensation Committee of the Board and, with respect to all other employees, by the Secondary Committee, currently consisting of the Chairman of the Board, Mr. Marks. These committees (the "Plan Administrator") will have complete discretion (subject to the provisions of the 1993 Plan) to authorize option grants under the 1993 Plan. However, all grants under the Automatic Option Grant Program will be made in strict compliance with the provisions of that program, and no administrative discretion will be exercised by the Plan Administrator with respect to the grants made thereunder.

Share Reserve

     A total of 2,600,000 Ordinary Shares have been reserved for issuance over the ten year term of the 1993 Plan. In no event may any one participant in the 1993 Plan be granted options or separately exercisable stock appreciation rights for more than 500,000 Ordinary Shares in the aggregate over the term of the 1993 Plan after July 1, 1995.

     In the event any change is made to the outstanding Ordinary Shares by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to the securities issuable (in the aggregate and to each participant) under the 1993 Plan and to each outstanding option.

     As of March 31, 1998, 2,447,039 Ordinary Shares were subject to outstanding options and an aggregate of 241,911 shares were available for option grants under the 1993 Plan and the Interim Plans.

Eligibility

     Officers and other key employees of the Company and its parent or subsidiaries (whether now existing or subsequently established) and consultants and independent contractors of the Company and its parent and subsidiaries are eligible to participate in the Discretionary Option Grant Program. Non-employee members of the Board are only eligible to participate in the Automatic Option Grant Program. Non-employee members of the Board may not participate in the Automatic Option Grant Program if such participation is (a) prohibited, or (b) restricted (either absolutely or subject to various securities requirements, whether legal or administrative, being complied with), in the jurisdiction in which such Board member is resident under the relevant securities laws of that jurisdiction.

     As of August 1, 1998 approximately seven (7) executive officers and 320 other employees were eligible to participate in the 1993 Plan, and four (4) non-employee Board members were eligible to participate in the Automatic Option Grant Program.

Valuation

     The fair market value per Ordinary Share on any relevant date under the 1993 Plan is the closing selling price per share on that date on the Nasdaq National Market. On August 6, 1998, the closing selling price per share was $36.875.

                       DISCRETIONARY OPTION GRANT PROGRAM

     Options may be granted under the Discretionary Option Grant Program at an exercise price per share not less than eighty five percent (85%) of the fair market value per Ordinary Share on the option grant date. The Company does not currently intend to issue options with an exercise price below fair market value. No granted option will have a term in excess of five (5) years.

     Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent such option is exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

     The  Plan  Administrator  is  authorized  to issue  two (2)  types of stock
appreciation   rights  in   connection   with  option   grants  made  under  the
Discretionary Option Grant Program:

     Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from the Company equal in amount to the excess of (a) the fair market value of the vested Ordinary Shares subject to the surrendered option over (b) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in cash or in Ordinary Shares.

     Limited stock appreciation rights may be granted to officers of the Company as part of their option grants. Any option with such a limited stock appreciation right in effect for at least six (6) months may be surrendered to the Company upon the successful completion of a hostile take-over of the Company. In return for the surrendered option, the officer will be entitled to a cash distribution from the Company in an amount per surrendered option share equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

     The Plan Administrator will have the authority to effect the cancellation of outstanding options under the Discretionary Option Grant Program which have exercise prices in excess of the then current market price of Ordinary Shares and to issue replacement options with an exercise price based on the market price of Ordinary Shares at the time of the new grant.

                         AUTOMATIC OPTION GRANT PROGRAM

     Under the Automatic Option Grant Program, each individual who was serving as a non-employee Board member on January 24, 1994 was automatically granted at that time a stock option for 30,000 Ordinary Shares. Each individual who first becomes a non-employee Board member after such date, will automatically be granted at that time a stock option for 15,000 Ordinary Shares. In addition, on the date of each Annual General Meeting, beginning with the 1994 Annual General Meeting, each individual who is at that time serving as a non-employee Board member, whether or not such individual is standing for reelection, will automatically be granted an option to purchase 3,000 Ordinary Shares, provided such individual has served as a non-employee Board member for at least six (6) months. There will be no limit on the number of such 3,000-share options which any one non-employee Board member may receive over the period of Board service.

     Each option will have an exercise price per share equal to 100% of the fair market value per Ordinary Share on the option grant date and a maximum term of five (5) years measured from the option grant date. Each option will become exercisable for the option shares in twenty-four (24) equal monthly installments over the optionee's period of Board service, with the first such installment to become exercisable upon the completion of one (1) month of Board service measured from the option grant date.

     Each automatic option grant will automatically accelerate upon the optionee's death or permanent disability or upon an acquisition of the Company by merger or asset sale or a hostile change in control of the Company. In addition, upon the successful completion of a hostile take-over, each automatic option grant which has been outstanding for at least six (6) months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the take-over price per share over (b) the exercise price payable for such share.

                               GENERAL PROVISIONS

Acceleration

     In the event that the Company is acquired by merger or asset sale, each outstanding option under the Discretionary Option Grant Program which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will automatically accelerate in full. The Plan Administrator has the discretionary authority to accelerate any options assumed or replaced in connection with such acquisition upon the subsequent termination of the optionee's service within a designated period following the acquisition. In connection with a hostile change in control of the Company (whether by successful tender offer for more than 50% of the outstanding voting stock or by proxy contest for the election of Board members), the Plan Administrator will have the discretionary authority to provide for automatic acceleration of outstanding options under the Discretionary Option Grant Program either at the time of such change in control or upon the subsequent termination of the optionee's service.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

Financial Assistance

     The Plan Administrator may permit one or more optionees to pay the exercise of outstanding options under the 1993 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any optionee may not exceed the cash consideration payable for the purchased shares plus all applicable taxes incurred in connection with the acquisition of the shares. Any such promissory note may be subject to forgiveness in whole or in part, at the discretion of the Plan Administrator, over the optionee's period of service.

Amendment and Termination

     The Board may amend or modify the 1993 Plan in any or all respects whatsoever subject to any required shareholder approval. The Board may terminate the 1993 Plan at any time, and the 1993 Plan will in all events terminate on November 30, 2003.

                        FEDERAL INCOME TAX CONSEQUENCES

Option Grants

     Options granted under the 1993 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of. For Federal tax purposes, dispositions are divided into two categories: (a) qualifying and (b) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (a) the fair market value of such shares on the option exercise date over (b) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

     Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (a) the fair market value of the purchased shares on the exercise date over (b) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

     An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to an income tax deduction equal to the appreciation distribution for the taxable year in which such ordinary income is recognized by the optionee.

                               New Plan Benefits

     The amount of future option grants under the Discretionary Option Grant Program of the 1993 Plan to (a) the Company's Chief Executive Officer, (b) the Company's Named Executive Officers, (c) all current executive officers as a group, and (d) all employees, including all officers who are not executive officers, as a group, are not determinable because, under the terms of the Discretionary Option Grant Program of the 1993 Plan, such grants are made in the discretion of the Plan Administrator or its designees. Future option exercise prices under the 1993 Plan are not determinable because they are based upon the fair market value of the Company's Ordinary Shares on the date of grant.

     The following table shows in the aggregate the options that will be granted to non-employee Directors under the Automatic Option Grant Program of the 1993 Plan in fiscal 1998 if the shareholders approve the amendments to the 1993 Plan. Since all current non-employee Directors are incumbent Directors, no non-employee Director who is elected at the 1998 Annual General Meeting will receive the automatic grant of 15,000 ordinary shares.


                  Name and Position                                     Exercise Price (per share)               Number of Shares
                  -----------------                                     --------------------------               ----------------
All current Directors who are not executive officers
as a group (4 persons) .............................................  Fair market value on date of grant             12,000

                                  VOTE REQUIRED

     The affirmative vote of the holders of a majority of the issued shares of the Company present in person or by proxy at the Annual General Meeting is required for approval of the amendment to the 1993 Plan. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Abstentions are not counted in the tabulation of votes cast on the proposal to amend the Company's 1993 Plan.


     The Board recommends a vote "FOR" the approval to the amendment of the Company's 1993 Plan.



                                 Proposal NO. 6:

                 Ordinary resolution to approve various matters
                      relating to ordinary share issuances

     The Company is incorporated in the Republic of Singapore. Under Singapore law, new Ordinary Shares may only be issued with the prior approval of the shareholders of the Company at a general meeting. Such approval, if granted, is effective from the date of the meeting at which it was given to the conclusion of the next Annual General Meeting of shareholders of the Company or the expiration of the period within which the next Annual General Meeting is required by law to be held, whichever is the earlier. The Board believes that it is advisable and in the best interest of the Company for the shareholders to authorize the Directors to issue new shares for financing future transactions, acquisitions and other proper corporate opportunities and purposes. Having additional shares available and authorized for issuance in the future gives the Company greater flexibility to pursue corporate opportunities and enables the Directors to issue new shares without the expense and delay of an extraordinary general meeting of shareholders.

     The Company is seeking shareholder approval to issue new Ordinary Shares during the period from the 1998 Annual General Meeting Date to the 1999 Annual General Meeting Date. If obtained, shareholder approval of this proposal will lapse on the 1999 Annual General Meeting Date or the expiration of the period within which the 1999 Annual General Meeting is required by law to be held, whichever is the earlier.

     The Board recommends a vote "FOR" the resolution relating to Ordinary Share issuances.



                                 Proposal NO. 7:

              Ordinary resolution to approve bonus issue of ONE (1)
            ordinary share for every ONE (1) existing ordinary share
                       held by shareholders of the company

     Under Singapore law, a company may capitalize its reserves and apply such capitalized sum in payment for additional Ordinary Shares, which may then be allotted and issued, to its shareholders, credited as fully paid, in a transaction commonly referred to as a "bonus issue." A bonus issue is similar to a stock dividend by a Delaware or California corporation. However, under the Company's Articles of Association, the Company may allot and issue shares in a bonus issue ("bonus shares") only upon recommendation of the Directors and with the prior approval of the shareholders of the Company at a general meeting. The Board believes that it is advisable and has recommended that it is in the best interest of the Company for the shareholders that the Board be granted the authority to allot and issue, at its sole discretion on or before 5:00 p.m., California time, June 30, 1999, a bonus issue of up to 22,148,445 bonus shares and, in the event that any new shares are allotted and issued by the Company on or before 5:00 p.m., California time, June 30, 1999, an additional one (1) bonus share for each new share so allotted and issued, to be credited as fully paid. The Board believes that such discretionary authority is in the best interest of the Company for the shareholders since it provides the Board an opportunity to review economic and financial conditions prior to making the decision as to whether a bonus issue should be effected.

     If the Board exercises its authority to allot and issue the bonus shares on or before 5:00 p.m., California time, June 30, 1999, then the bonus shares are to be allotted and issued to the holders of record of the Ordinary Shares on the date specified by the Company's Board of Directors, but no later than 5:00 p.m., California time, June 30, 1999, on the basis of one (1) bonus share for every one (1) Ordinary Share then held. Fractional bonus shares will not be issued, but will be disposed of in such a manner as the Directors deem fit. As a result, if the bonus issue is approved at the 1998 Annual General Meeting and the Board exercises its authority to allot and issue the bonus shares on or before 5:00 p.m., California time, June 30, 1999, then each holder of record of Ordinary Shares on the date specified by the Company's Board of Directors, but no later than 5:00 p.m., California time, June 30, 1999, would receive an additional one
(1) Ordinary Share, credited as fully paid, for every one (1) Ordinary Share then held of record by such shareholder. If the bonus issue is approved at the 1998 Annual General Meeting but the Board does not exercise its authority to allot and issue the bonus shares on or before 5:00 p.m., California time, June 30, 1999, then no bonus issue would be effected and, accordingly, no bonus shares would be allotted and issued to shareholders.

     The bonus shares, if and when allotted and issued, would rank pari passu in all respects with the existing Ordinary Shares, and would have identical rights. A sum of up to S$221,484.45 and, in the event that any new shares are allotted and issued by the Company on or before 5:00 p.m., California time, June 30, 1999, an additional amount of S$0.01 for each new share so allotted and issued, from the Share Premium Account of the Company would be capitalized and applied in paying up in full the bonus shares to be issued. Accordingly, the issued and paid up capital of the Company would increase by up to S$221,484.45 and, in the event that any new shares are allotted and issued by the Company on or before 5:00 p.m., California time, June 30, 1999, an additional S$0.01 for each new share so allotted and issued. The Company's Auditors, Arthur Andersen, have advised the Company that the balance in the Share Premium Account of the Company at March 31, 1998 is sufficient for the purpose of the bonus issue.

     The Board recommends a vote "FOR" the resolution approving the proposed bonus issue.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended to be considered at the next Annual General Meeting of shareholders must be received by the Company no later than January 15, 1999. Any proposals must be mailed to the Company's San Jose, California offices, 2090 Fortune Drive, San Jose, California 95131, Attention: Chief Executive Officer. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

                                  OTHER MATTERS

     Management does not know of any matters to be presented at this Annual General Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

     It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. YOU ARE, THEREFORE, URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE WHICH HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Shareholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                             By Order of the Board of Directors,


                                             Yap Lune Teng
                                             Joint Secretary

August 19, 1998
Singapore

                 FLEXTRONICS INTERNATIONAL LTD. AND
                 SUBSIDIARIES

                 FINANCIAL STATEMENTS
                 AS AT 31 MARCH 1998
                 TOGETHER WITH REPORTS OF DIRECTORS AND AUDITORS

Auditors' Report to the Members of
Flextronics International Ltd.


We have audited the financial statements of the Company and the consolidated financial statements of the Group set out on pages 11 to 50. These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Singapore Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

(a) the accompanying financial statements and consolidated financial statements are properly drawn up in accordance with the provisions of the Companies Act and Statements of Accounting Standard and so as to give a true and fair view of:

     (i) the state of affairs of the Company and of the Group as at 31 March 1998 and of the results of the Company and of the Group and cash flows of the Group for the year then ended; and

     (ii) the other matters required by Section 201 of the Act to be dealt with in the financial statements and consolidated financial statements;

(b) the accounting and other records and the registers required by the Act to be kept by the Company and by those subsidiaries incorporated in Singapore of which we are the auditors have been properly kept in accordance with the provisions of the Act.


We have considered the financial statements and auditors' reports of all subsidiaries of which we have not acted as auditors, being financial statements included in the consolidated financial statements. Details of these subsidiaries are described in Note 9 to the financial statements.

We are satisfied that the financial statements of the subsidiaries that have been consolidated with the financial statements of the Company are in form and content appropriate and proper for the purposes of the preparation of the consolidated financial statements and we have received satisfactory information and explanations as required by us for those purposes.

The auditors' reports on the financial statements of the subsidiaries were not subject to any qualification and, in respect of subsidiaries incorporated in Singapore, did not include any comment made under Section 207 (3) of the Act.



Arthur Andersen
Certified Public Accountants

Singapore

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

DIRECTORS' REPORT

31 MARCH 1998
(Currency - Singapore dollars unless otherwise stated)



The directors are pleased to present their report to the members together with the audited financial statements of the Company for the financial year ended 31 March 1998.


Directors

The directors of the Company in office at the date of this report are:

Michael E. Marks
Tsui Sung Lam
Michael J. Mortiz
Stephen J.L. Rees
Richard L. Sharp
Patrick Foley                      (appointed on 18 October 1997)
Chuen Fah Alain Ahkong             (appointed on 18 October 1997)
Hui Shing Leong                    (appointed on 30 October 1997)


Principal Activities

The Company is principally engaged in investment holding. The activities of the subsidiaries are in the product design, printed circuit board assembly and fabrication, material procurement, inventory management, plastic injection molding, final system assembly and test, packaging and distribution. The components, subassemblies and finished products manufactured by the Company incorporate advanced interconnect, miniaturisation and packaging technologies such as surface mount, multichip modules and chip-on-board technologies.

There were no significant changes in the nature of these activities during the financial year.

Results For The Financial Year
                                                             Group     Company
                                                            -------    --------
                                                              $'000      $'000

Profit (loss) after taxation                                 44,684        (274)
Minority interest                                              (557)       --
                                                            -------    --------

Profit (loss) before extraordinary item                      44,127        (274)
Extraordinary item                                          (13,598)       --
                                                            -------    --------

Profit (loss) for the year transferred to
accumulated losses                                          30,529        (274)
                                                            -------    --------


Transfers To or From Reserves or Provisions

Material transfers to (from) reserves during the financial year were as follows:

                                                             Group     Company
                                                            -------    --------
                                                              $'000      $'000
Accumulated losses
Exchange difference arising on translation                   10,562      18,333
Retained profit (loss) for the year                          30,529        (274)

Share premium
Premium on issuance of Ordinary Shares                      168,760     168,760
Expenses on issuance of Ordinary Shares                     (10,557)    (10,557)

Apart from the above, there have been no other material transfers to or from reserves.

There were no material transfers to or from provisions during the financial year except for normal amounts set aside for such items as depreciation of fixed assets, provisions for stock obsolescence and income tax, and amortisations of deferred expenditure, goodwill on consolidation and intangible assets, as disclosed in the accompanying financial statements.

Acquisition and Disposal of Subsidiaries

The following subsidiaries were acquired during the financial year:

                                                                                              Net tangible assets/
                                                                                            (liabilities) at date of
          Name of Company               Interest acquired           Consideration                 acquisition
------------------------------------- ----------------------  ---------------------------  ---------------------------
                                                %                        US$                          US$
Neutronics Electronic
   Industries Holding A.G.                     92                      18,707                   12,643,006
DTM Products, Inc.                             100                      1,578                     (447,242)
Energipilot AB                                 100                      1,437                      808,147
Altatron, Inc.                                 100                      3,236                    4,085,818
Marathon Business Park LLC                     100                        675                       96,721
Conexao Informatica Ltda                       100                      1,880                    2,472,135

The following subsidiaries were incorporated during the financial year:

                                           Country of                                        The Group's effective
         Name of subsidiary               incorporation           Principal activity             shareholdings
------------------------------------- ----------------------  ---------------------------  ---------------------------
                                                                                                       %
Held by the Company
Flextronics International Latin
   America (L) Ltd.                         Malaysia             Sales and marketing                   100
Flex International Singapore
   Pte Ltd.                                 Singapore                    Dormant                       100

The following subsidiaries were disposed during the financial year:

                                                                                              Net tangible assets
         Name of subsidiary             Interest disposed           Consideration            (liabilities) disposed
------------------------------------- ----------------------  ---------------------------  ---------------------------
                                                %
Energipilot AB                                 100                   US$9,260,000                  US$808,147

Flex Asia (UK) Ltd.                            100                  (pound)53,640                (pound)53,640

DTM Products, Inc.                             100                     US$1,578                   (US$447,242)

The Company sold Energipilot AB to its subsidiary, Flextronics International Sweden AB, and DTM Products, Inc. was transferred by the Company to another subsidiary, Flextronics International USA, Inc., during the financial year.

There were no other acquisition or disposal of subsidiaries during the financial year.

Issue of Shares and Debentures

During the financial year, the Company issued the following shares:

(a) 2,806,000 Ordinary Shares as consideration for the purchase of 92% of the outstanding shares in Neutronics Electronics Industries Holding A.G. ("Neutronics").

(b) 252,469 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in DTM Products, Inc. ("DTM").

(c) 229,990 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in Energipilot AB. ("Energipilot").

(d) 522,000 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in Altatron, Inc. ("Altatron"), and another 91,075 Ordinary Shares are to be issued upon resolution of certain general and specific contingencies.

(e) 108,920 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in Marathon Business Park LLC, and another 27,230 Ordinary Shares are to be issued upon resolution of certain general and specific contingencies.

(f) 303,288 Ordinary Shares as consideration for the purchase of 100% of the outstanding shares in Conexao Informatica Ltda. ("Conexao"), and another 118,305 Ordinary Shares are to be issued upon resolution of certain general and specific contingencies.

(g) 259,708 Ordinary Shares for cash at a premium of $3,139,000 by virtue of the exercise of share options previously granted.

(h) 2,185,000 Ordinary Shares for cash at US$47 per share for public offering with net proceeds amounting to US$96.2 million.

There were no debentures issued by the Company or any corporation in the Group during the financial year.


Arrangements to Enable Directors to Acquire Shares or Debentures

During the financial year ended 31 March 1998, and on that date, the Company was not a party to any arrangement whose object was to enable the directors to acquire benefits through the acquisition of shares in or debentures of the Company or any other body corporate except for those disclosed under the share options below.

Directors' Interest in Shares and Debentures

According to the Register of Directors' Shareholdings, the interests of the directors holding office at the end of the financial year in the share capital and debentures of the Company and related corporations were as follows:

                                                        Interest held as at
                                                 -------------------------------
                                                 1 April 1997
                                                  or date of
                                                 appointment      31 March 1998
                                                 ------------     --------------
The Company
Ordinary shares of $0.01 each

Michael E. Marks                                     216,507         257,507
Tsui Sung Lam                                          1,978           9,294
Michael J. Moritz                                     10,000         932,379
Stephen J.L. Rees                                     33,047          18,047
Richard L. Sharp                                     685,519         890,519
Patrick Foley                                           --              --
Chuen Fah Alain Ahkong                                  --              --
Hui Shing Leong                                    1,647,000         932,980

Options to acquire ordinary shares of $0.01 each

Michael E. Marks                                     482,000         525,000
Tsui Sung Lam                                        107,000          97,418
Michael J. Moritz                                     29,000          32,000
Stephen J.L. Rees                                     60,000          92,741
Richard L. Sharp                                      39,000          42,000
Patrick Foley                                           --            15,000
Chuen Fah Alain Ahkong                                  --            15,000
Hui Shing Leong                                         --            15,000

Other than the significant transactions of certain directors with the Company as disclosed in Note 33 to the financial statements, no other directors of the Company had an interest in any shares or debentures of the Company or related corporations either at the beginning, date of appointment or end of the financial year.

Directors' Contractual Benefits

Since the end of the previous financial year, no director has received or become entitled to receive a benefit (other than as disclosed as directors' remuneration and the significant related party transactions as explained in Note 33 in the accompanying financial statements) by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member or with a company in which he has a substantial financial interest.


Dividends

No dividend has been paid or declared since the end of the previous financial year. The directors of the Company do not recommend payment of a dividend during the financial year.

Bad and Doubtful Debts

Prior to the preparation of the financial statements, the directors took reasonable steps to ensure that proper action had been taken in relation to writing off bad debts and providing for doubtful debts of the Company, and satisfied themselves that all known bad debts had been written off and that adequate provision had been made for doubtful debts.

At the date of this report, the directors are not aware of any circumstances which would render the amount of bad debts written off or the amount of provision for doubtful debts in the consolidated financial statements inadequate to any substantial extent.


Current Assets

Prior to the preparation of the financial statements, the directors took reasonable steps to ensure that any current assets of the Company which were unlikely to realise their book values in the ordinary course of the business had been written down to their estimated realisable values or that adequate provision had been made for the diminution in values of such current assets.

At the date of this report, the directors are not aware of any circumstances which would render the values attributed to current assets in the consolidated financial statements misleading.


Charges and Contingent Liabilities

At the date of this report, no charge on the assets of the Company or any corporation in the Group has arisen which secures the liabilities of any other person and no contingent liability has arisen since the end of the financial year.


Ability to Meet Obligations

No contingent or other liability of the Company or any corporation in the Group has become enforceable, or is likely to become enforceable, within the period of twelve months after the end of the financial year which will or may affect the ability of the Company and the Group to meet their obligations as and when they fall due.


Other Circumstances Affecting Financial Statements

At the date of this report, the directors are not aware of any circumstances not otherwise dealt with in this report or the financial statements of the Company and the Group which would render any amount stated in the financial statements and consolidated financial statements misleading.


Material and Unusual Transactions

In the opinion of the directors, the results of the operations of the Company and of the Group for the financial year ended 31 March 1998 have not been substantially affected by any item, transaction or event of a material and unusual nature except as disclosed in Note 30 of the accompanying consolidated financial statements.

Material and Unusual Transactions After the Financial Year

In the opinion of the directors, in the interval between the end of the financial year and the date of this report, no item, transaction or event of a material and unusual nature, likely to affect substantially the results of the operations of the Company and of the Group for the financial year in which this report is made, has arisen.


Share Options and Share Option Plans (Schemes)

Executives' Share Option Scheme ("SOS")

No options were granted under the SOS during the financial year ended 31 March 1998.

52,817 Ordinary Shares in the Company were issued during the financial year by virtue the exercise of options granted under the SOS. As at 31 March 1998, no unissued shares of the Company remain under option under SOS.

Executives' Incentive Share Scheme ("ISS")

The ISS has lapsed and accordingly, no options were granted under the ISS during the financial year ended 31 March 1998. No Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the ISS, and no unissued shares of the Company remain under option under the ISS as at 31 March 1998.

1993 Share Option Plan (the "1993 Plan")

During the financial year ended 31 March 1998, Options over a total of 984,589 Ordinary Shares in the Company were granted with an exercise price ranging from US$23.25 to US$44.87 and a weighted average exercise price of US$28.95. 181,786 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1993 Plan. As at 31 March 1998, the number and class of unissued shares under option granted under the 1993 Plan was 2,026,615 Ordinary Shares, net of cancellation of options for 361,138 Ordinary shares.

1997 Share Option Plan (the "1997 Plan")

During the financial year ended 31 March 1998, options over a total of 222,915 Ordinary Shares in the Company were granted with an exercise price ranging from US$23.13 to US$47.38 and a weighted average price of US$28.73. No Ordinary
Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1997 Plan. As at 31 March 1998, the number and class of unissued shares under option granted under the 1997 Plan was 210,395 Ordinary Shares, net of cancellation of options for 12,520 Ordinary Shares.

1998 Interim Option Plan (the "1998 Plan")

During the financial year ended 31 March 1998, options over a total of 200,000 Ordinary Shares in the Company were granted with an exercise price of US$32.00. No Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the 1998 Plan. As at 31 March 1998, there were no unissued shares under the 1998 interim option plan.

The exercise price of incentive stock options (granted under the 1993, 1997 and 1998 Plans' discretionary option grant program to employees and which qualify for favorable tax treatment under U.S. federal tax laws) and the options granted under the Plan's automatic grant program may not be less that 100% of the fair market value of the Ordinary Shares on the date of grant. The exercise price of non-statutory options (granted under the 1993, 1997 and 1998 Plans discretionary option grant program to certain consultants of the company or its patent, or subsidiary corporations and which do not qualify for favorable tax treatment under U.S. Federal tax laws) must be at least 85% of the fair market value of the Ordinary Shares on the date of grant.

No options granted under the 1993, 1997 and 1998 plans may have a term in excess of five years and each option will be subject to earlier termination in the event of the optionee's cessation of service with the company. Outstanding options will not be transferable other than in connection with the optionee's death.

In light of the substantial decline in the market price of the Company's Ordinary Shares in the first quarter of fiscal year 1998, the Company offered to all employees in June 1997 the opportunity to cancel existing options outstanding under the 1993 plan with exercise price in excess of US$23.25 per share, the fair market value of the Company's Ordinary Shares at that time, and to have such options replaced with options that have the lower exercise price of US$23.25 per share. Employees electing to have options repriced were required to accept an extension of their vesting schedule. The other terms of the options remained unchanged. On 5 June 1997, the Company amended options to purchase 288,960 shares pursuant to this offer.

nCHIP Stock Option Plan (the "nCHIP Plan")

The nCHIP Plan was assumed by the Company consequent upon the Company's acquisition of a 100% interest in nCHIP, Inc. in January 1995.

No options were granted under the nCHIP Plan during the financial year. 25,105 Ordinary Shares in the Company were issued during the financial year by virtue of the exercise of options granted under the nCHIP Plan. As at 31 March 1998, the number and class of unissued shares under option granted the nCHIP Plan was 10,029 Ordinary Shares, net of cancellation of options for 2,121 Ordinary Shares.

Auditors

Arthur Andersen have expressed their willingness to accept re-appointment.


On behalf of the Board of Directors







MICHAEL E. MARKS                             TSUI SUNG LAM



Singapore

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

BALANCE SHEETS

AS AT 31 MARCH 1998
(Currency - Singapore dollars)

                                         Note                Group                            Company
                                                    ------------------------         -------------------------
                                                      1998             1997            1998             1997
                                                     $'000            $'000           $'000            $'000
                                                                    (Note 37)                         (Note 37)
Share capital and reserves
Share capital                              3             201             162              201              162
Share premium                              4         335,068         161,010          278,687          120,007
Capital reserve                            5             255             255              255              255
Revaluation reserve                        6            --              --             91,553           60,683
Accumulated profits (losses)               7          10,962         (20,993)         (37,970)         (56,029)
                                                    --------        --------         --------         --------

                                                     346,486         140,434          332,726          125,078
Minority interest                                      1,603           1,599            --               --
                                                    --------        --------         --------         --------

                                                     348,089         142,033          332,726          125,078
                                                    --------        --------         --------         --------


Represented by:

Fixed assets                               8         412,239         208,621             --               --
Subsidiaries                               9            --              --            295,345          120,377
Associated companies                      10           5,913           4,729            8,388            7,280
Other investments                         11           3,662            --               --               --
Goodwill on consolidation                 12          26,100          29,351             --               --
Intangible assets                         13          16,743          15,690             --               --
Deferred expenditure                      14           2,037           2,425             --               --
Deferred income taxes                     23           4,126           3,697             --               --
Other non-current assets                  15          19,866           7,450           11,020             --

Current assets

Stocks                                    16         253,365         174,108             --               --
Trade debtors                             17         250,217         122,509             --               --

Other debtors, deposits and
prepayments                               18          61,200          19,202            1,816            5,485
Trade balance due from
subsidiaries                              19            --              --            298,208          225,964
Cash and bank balances                               144,185          33,824           85,774              964
                                                    --------        --------         --------         --------

                                                     708,967         349,643          385,798          232,413
                                                    --------        --------         --------         --------

                                             Note                  Group                            Company
                                                          ------------------------         ------------------------
                                                            1998             1997            1998             1997
                                                           $'000            $'000           $'000            $'000
                                                                          (Note 37)                         (Note 37)
Less:
Current liabilities

Amounts due to bankers                         21           47,117         168,225             --           155,400
Term loan - current portion                    21           22,579           4,385             --              --
Trade creditors                                            317,780         143,751             --              --
Other creditors and accruals                   20           97,788          56,637           50,211          15,038
Hire purchase creditors,
current portion                                22           15,465          11,582             --              --
Trade balance due to subsidiaries
                                               19             --              --             75,651          23,944
Provision for taxation                                       6,746           5,840               13              10
Other payable                                  25             --             7,000             --             7,000
                                                          --------        --------         --------        --------

                                                           507,475         397,420          125,875         201,392
                                                          --------        --------         --------        --------

Net current assets (liabilities)
                                                           201,492         (47,777)         259,923          31,021

Less:
Non-current liabilities
Term loans                                     21           26,610          12,642             --              --
Senior subordinated notes                      21          241,950            --            241,950            --
Hire purchase creditors,
non-current portion                            22           37,391          28,138             --              --
Deferred taxation                              23            7,762             771             --              --
Notes payable to former
shareholders                                   24             --               312             --              --
Other payable                                  25           30,376          40,290             --            33,600
                                                          --------        --------         --------        --------

                                                           348,089         142,033          332,726         125,078
                                                          --------        --------         --------        --------


The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

STATEMENTS OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 1998
(Currency - Singapore dollars)


                                                Note                    Group                                Company
                                                            -----------------------------         -----------------------------
                                                              1998                1997                 1998                1997
                                                             $'000               $'000                $'000               $'000
                                                                                (Note 37)

Turnover                                         26          1,706,560            896,009             14,194               --
                                                            ----------         ----------         ----------         ----------

Operating profit (loss)                          27             69,250             35,613              6,907             (2,736)
Share of profits of associated
companies                                                        1,831                187               --                 --
Other expense, net                               28            (22,935)            (7,716)            (7,169)            (1,452)
                                                            ----------         ----------         ----------         ----------

Profit (loss) before taxation                                   48,146             28,084               (262)            (4,188)
Taxation                                         29             (3,462)            (3,323)               (12)               (11)
                                                            ----------         ----------         ----------         ----------

Profit (loss) after taxation                                    44,684             24,761               (274)            (4,199)
Minority interests                                                (557)              (624)              --                 --
                                                            ----------         ----------         ----------         ----------

Profit (loss) before
extraordinary item                                              44,127             24,137               (274)            (4,199)
Extraordinary item                               30            (13,598)            (8,215)              --               15,120
                                                            ----------         ----------         ----------         ----------

Profit (loss) for the year
transferred to accumulated losses                               30,529             15,922               (274)            10,921
                                                            ----------         ----------         ----------         ----------

Earnings per share (cents)                       31
-  basic (in cents)                                             241.62              144.50
-  fully diluted (in cents)                                     231.07              139.29


The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOW

FOR THE YEAR ENDED 31 MARCH 1998
(Currency - Singapore dollars unless otherwise stated)

                                                                  1998         1997
                                                                  $'000        $'000
                                                                 --------    --------
Cash flow from operating activities
Profit (loss) before taxation                                      48,146      28,084
Adjustments for:
   Depreciation of fixed assets                                    41,839      25,159
   Loss (gain) on sale of fixed assets                                141      (3,699)
   Gain on sale of subsidiary                                        --        (1,438)
   Share of profit from associated company                         (1,831)       (187)
   Provision for stock obsolescence                                 4,989       5,918
   Amortisation of goodwill on consolidation                        3,601       1,447
   Amortisation of intangible assets                                5,662       2,351
   Amortisation of deferred expenditure                               836         175
   Currency re-alignment                                             --         1,118
   Interest expense                                                27,139       8,653
   Interest income                                                 (4,204)       (937)
   Issuance of non-employee stock options                            --           532
                                                                 --------    --------

Operating profit before working capital changes                   126,318      67,176

Changes in operating assets and liabilities
(net of effects of acquisition)
Decrease (increase) in accounts receivable                        (69,713)      8,810
Decrease (increase) in other debtors, deposits and prepayments    (38,115)    (13,005)
Increase in stocks                                                (49,456)    (12,220)
Increase in trade creditors                                        94,100      12,607
Increase in other creditors and accruals                           11,379      31,654
Increase in trade balance due to (from) associated company           (251)        765
                                                                 --------    --------

Cash generated from operations                                     74,262      95,787
Interest received                                                   4,204         937
Interest paid                                                     (16,982)     (8,653)
Income taxes paid                                                  (1,949)     (1,992)
                                                                 --------    --------

Net cash provided by operating activities                          59,535      86,079
                                                                 --------    --------

                                                                    1998        1997
                                                                    $'000       $'000
                                                                  --------    --------
Cash flow from investing activities
Purchase of business, net of cash acquired (Note A)                   --      (115,295)
Effect of acquisitions on cash                                       7,288        --
Purchase of fixed assets                                          (157,066)    (59,484)
Investment in associate and other investment                        (8,925)     (4,397)
Proceeds from sale of fixed assets                                   2,487       7,781
Proceeds from sale of subsidiary                                      --         1,417
Deferred expenditure due to subsidiary incorporated                   --        (2,084)
Plant closure expenses                                                --          (784)
Payment of Astron earnout and repayment of Astron notes payable    (17,249)    (14,648)
                                                                  --------    --------

Net cash used in investing activities                             (173,465)   (187,494)
                                                                  --------    --------

Cash flow from financing activities
Proceeds from issuance of share capital                              3,207       2,182
Net proceeds from equity offering                                  147,196        --
Net proceeds from issuance of senior subordinated note             223,369        --
(Repayment of) proceeds from bank borrowings                      (137,858)    136,977
Repayment of term loan                                             (13,121)     (1,155)
(Repayment of) proceeds from related company                         4,571      (6,820)
Repayment of finance lease                                          (9,701)     (7,669)
                                                                  --------    --------

Net cash provided by financing activities                          217,663     123,515
                                                                  --------    --------

Net increase in cash and bank balances                             103,733      22,100

Effect of exchange rate changes                                      6,628        (381)
Cash and bank balances at beginning of financial year               33,824      12,105
                                                                  --------    --------

Cash and bank balances at end of financial year                    144,185      33,824
                                                                  --------    --------

A. The acquisition of the facilities located in Karlskrona, Sweden from Business Networks AB ("Ericsson") in 1997 financial year has been shown in the statement as a single item. The effect on the individual assets and liabilities is set out below:

                                                                     Ericsson
                                                                       $'000
                                                                     --------

     Fixed assets                                                      44,898
     Stocks                                                            77,438
     Debtors                                                              285
     Current liabilities                                               (7,326)
                                                                     --------

     Net assets acquired                                              115,295
                                                                     ========

     Cash flow on acquisition, net of cash acquired                   115,295
                                                                     ========


The accompanying notes are an integral part of the financial statements.

FLEXTRONICS INTERNATIONAL LTD. AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

31 MARCH 1998
(Currency - Singapore dollars unless otherwise stated)



The following notes are an integral part of and should be read in conjunction with the accompanying financial statements.


1.   THE COMPANY, ITS SUBSIDIARIES AND THEIR PRINCIPAL ACTIVITIES

The Company is principally engaged in investment holding. The activities of the subsidiaries are in the product design, printed circuit board assembly and fabrication, material procurement, inventory management, plastic injection molding, final system assembly and test, packaging and distribution. The components, subassemblies and finished products manufactured by the Company incorporate advanced interconnect, miniaturisation and packaging technologies such as surface mount, multichip modules and chip-on-board technologies.

The principal activities of the subsidiaries are detailed in Note 9.

There were no significant changes in the nature of these activities during the financial year.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


Basis of accounting

The accounts of the Company and the Group, which are maintained in United States dollars, are prepared under the historical cost convention except in respect of investment in subsidiaries which is stated at valuation based on the respective subsidiaries' net assets at the balance sheet date as discussed in later paragraph below. The financial statements have been prepared by translating the United States dollar accounts to Singapore dollars at the exchange rate ruling at the financial year-end, except for share capital and premium, capital reserve and accumulated losses which are translated at historical rates. Exchange differences on currency translation are taken to reserves.

The accounts are prepared in accordance with applicable accounting standards.

Consolidation

The Group financial statements include the financial statements of the Company and all its subsidiaries. The results of subsidiaries acquired or disposed of during the year are included in or excluded from the Group financial statements with effect from the respective dates of acquisition or disposal. Significant intercompany balances and transactions have been eliminated on consolidation. The accounting year of the Company and all its subsidiaries ends on 31 March.

The acquisition of Neutronics Electronic Industries Holding A.G. ("Neutronics") in 1998 financial year was accounted for as a pooling of interest. Under US GAAP, the acquisition of Neutronics is considered an acquisition that has significant impact to the business of the Company. Accordingly, prior period consolidated financial statements of the Group and the financial statements of the Company are restated to give effect to this acquisition. Neutronics operated under a calendar year-end prior to being acquired by the Company and, accordingly, Neutronics' profit and loss accounts for the year ended 31 December 1996 have been combined with the Company's consolidated profit and loss accounts for the year ended 31 March 1997. Effective 1 April 1997, Neutronics' fiscal year-end has been changed from 31 December to 31 March to conform to the Company's fiscal year-end. Accordingly, Neutronics' profit and loss accounts for the three months ended 31 March 1997, including net sales of $48.8 million and net loss of $4.8 million, were excluded from the consolidated results and were reported as an adjustment to the 1 April 1997 consolidated profit.

On acquisition of a subsidiary accounted for using purchase method, any excess of the purchase consideration over the fair value of the assets acquired at the date of acquisition is included in goodwill on consolidation and amortized on a straight line basis. Assets, liabilities and results of overseas subsidiaries are translated into Singapore dollars on the basis outlined in later paragraph below.


Revenue recognition

Revenues from the sale of manufactured products and services are recognized upon passage of title to the customer, which generally coincides with their delivery and passage.

Revenues from contract manufacturing are recognized on the percentage of completion method. Any losses are provided for as they become known.

Fixed assets and depreciation

Fixed assets are stated at cost less accumulated depreciation. The cost of an asset comprises its purchase price and any directly attributable costs of bringing the asset to working condition for its intended use. Expenditure for additions, improvements and renewals are capitalized and expenditure for maintenance and repairs are charged to the profit and loss account. When assets are sold or retired, any gain or loss resulting from their disposal is included in the profit and loss account.

Fixed assets are depreciated using the straight line method to write-off the cost over their estimated useful lives. The estimated useful lives have been taken as follows:

                                                   Years
                                                   -----

Building                                         20 to 50
Leasehold improvements                            6 to 10
Plant and equipment                               2 to 10


Subsidiaries

The investments in subsidiaries are revalued by the directors at balance sheet date at amounts equal to the attributable net assets of the subsidiaries concerned based on their audited accounts.

An increase in carrying amounts arising from the revaluation is credited to Revaluation Reserve. To the extent that a decrease in carrying amount offsets a previous increase that has been charged or credited to Revaluation Reserve and not subsequently reversed or utilized, it is charged against that Revaluation Reserve. In all other cases, a decrease in carrying amount is charged to income. An increase on revaluation directly related to a previous decrease in carrying amount that was charged to income is credited to income to the extent that it offsets the previously recorded decrease.

Where a subsidiary is acquired at the end of a financial year, there will be no revaluation of the subsidiary in the year of acquisition.

Associated companies

An associated company is defined as a company, not being a subsidiary, in which the Group has a long term interest of not less than 20% of the equity and in whose financial and operating policy decisions the Group exercises significant influence.

Investment in associated companies are stated in the Company's financial statements at cost and provision is made where there is a decline in value that is other than temporary.

The Group's share of the results of associated companies is included in the consolidated profit and loss account. The Group's share of the post acquisition reserves of associated companies is included in the investments in the consolidated balance sheet. Where the audited accounts are not co-terminus with those of the Group, the share of profits is arrived at from the last audited accounts available and unaudited management accounts to the end of the accounting period.

Other investments

Quoted and unquoted investments held on a long-term basis are stated at cost. Provision is made where there is a decline in value that is other than temporary.

Dividend income is recorded gross on the date it is declared payable by the investee company. Interest income is recognised on the accrual basis.


Goodwill on consolidation

Goodwill represents the excess of the purchase price of acquired companies over the fair value of the net assets required. Goodwill is amortized on a straight line basis over the estimated life of the benefits received which ranges from ten to twenty-five years. On an annual basis, the Company evaluates recorded goodwill potential impairment against the current and estimated undiscounted future operating income before goodwill amortization of the business to which the goodwill relates.


Intangible assets

Intangible assets comprise technical agreements, patents, trademarks, developed technologies and identifiable assets in a subsidiary's assembled work force, its favorable lease and its customer list.

Technical agreements are being amortized on a straight line basis over the periods not exceeding five years. Patents and trademarks are being amortized on a straight line basis over periods of up to ten years. Purchased technologies are being amortized on a straight line basis over periods not exceeding seven years. The identifiable intangible assets in the subsidiaries assembled work force, its favorable lease and its customer list are amortized on a straight line basis over the estimated life of the benefits received of three to twenty years.


Deferred expenditure

Deferred expenditure comprises preliminary expenses and is written off to profit and loss account on a straight line basis over a three-year period commencing from the date of commercial operations


Taxation

Income tax expense is determined on the basis of tax effect accounting, using the liability method and is applied to all significant timing differences. Deferred tax benefits are not recognised unless there is reasonable expectation of their realisation.

Stocks

Stocks are stated at the lower of cost and net realizable value. Cost comprises direct materials on a first-in-first-out basis and in the case of finished products, includes direct labor and attributable production overheads based on normal levels of activity. Net realizable value represents the estimated selling price less anticipated cost of disposal. Provision is made for deteriorated, damaged, obsolete and slow-moving stocks.

Hire purchase assets

Where assets are financed by hire purchase agreements that give rights approximating to ownership (finance leases), the assets are capitalized under fixed assets as if they had been purchased during the periods of the leases and the corresponding lease commitments are included under liabilities. Lease payments are treated as consisting of capital and interest elements and the interest is charged to profit and loss accounts. Depreciation on the relevant assets is charged to profit and loss account on the basis outlined in note above.


Foreign currency transactions and balances

Foreign currency assets and liabilities are converted to United States dollars at rates approximately those ruling at balance sheet date. Foreign currency transactions are converted to United States dollars at the rates ruling at the date of transactions. All exchange differences on conversion of foreign currencies are dealt with in the profit and loss account.

The functional currency consolidated financial statements are translated into the reporting currency, Singapore dollars, using the year end exchange rate to translate assets and liabilities and average rates to translate profit and loss statement items. Exchange differences arising therefrom are taken into reserves.


Prior year adjustments

All income and expenditure arising in the course of the Company's and Group's normal business are taken into account in arriving at the results for the period. Any prior year adjustments are shown separately and are not included in the results for the financial year.

3.   SHARE CAPITAL


                                                               Group                                   Company
                                                     --------------------------               --------------------------
                                                      1998                1997                 1998                1997
                                                      $'000               $'000                $'000               $'000
Authorised:
-  100,000,000 Ordinary Shares of $0.01 each
                                                      1,000               1,000                1,000               1,000
                                                     ------              ------               ------              ------

Issued and fully paid
-  Balance as previously stated                         162                 132                  162                 132
-  Retroactive adjustment on merger of
   companies (Note 1 - "Basis of
   Consolidation", 2nd paragraph)                        --                  26                   --                  26
                                                     ------              ------               ------              ------

Balance brought forward                                 162                 158                  162                 158

Issued:
--  2,806,000 Ordinary Shares for the
   purchase of 92% of Neutronics Electronic
   Industries Holding A.G.                               --                   2                   --                   2
--  252,469 Ordinary Shares for the purchase
   of DTM Products, Inc.                                  3                  --                    3                  --
--  229,990 Ordinary Shares for the purchase
   of Engergipilot AB                                     2                  --                    2                  --
--  522,000 Ordinary Shares for the purchase
   of Altatron, Inc.                                      5                  --                    5                  --
--  108,920 Ordinary Shares for the purchase
   of Marathon Business Park LLC                          1                  --                    1                  --
--  303,288 Ordinary Shares for the purchase
   of Conexao Informatica Ltda                            3                  --                    3                  --
--  259,708 (1997: 239,633) Ordinary Shares
   for cash at a premium of $3,139,000
   (1997: $1,964,000)                                     3                   2                    3                   2
--  2,185,000 Ordinary Shares for cash in
   respect of public offering                            22                  --                   22                  --
                                                     ------              ------               ------              ------

                                                        201                 162                  201                 162
                                                     ------              ------               ------              ------

4.   SHARE PREMIUM

Movements in the account are as follows:

                                                           Group                            Company
                                                 -------------------------         -------------------------
                                                   1998             1997             1998             1997
                                                   $'000            $'000            $'000            $'000
Balance brought forward                           161,010          142,919          120,007          117,033
Retroactive adjustment on merger of
companies (Note 1 - "Basis of
Consolidation")                                      --             15,381             --               --
                                                 --------         --------         --------         --------

                                                  161,010          158,300          120,007          117,033
Premium on issue of Ordinary Shares               168,760            2,496          168,760            1,964
Expenses on issuance of Ordinary Shares
                                                  (10,557)             (56)         (10,557)             (56)
Issuance of Ordinary Shares for
acquisitions of companies                          15,855              270             --               --
Cost related to exercise of share options
by employees                                         --               --                477            1,066
                                                 --------         --------         --------         --------

At end of financial year                          335,068          161,010          278,687          120,007
                                                 --------         --------         --------         --------


5.   CAPITAL RESERVES

The Company, which is listed on NASDAQ in the United States of America, also prepares accounts which comply with United States generally accepted accounting principles. These accounts, which are in United States dollars, are filed with the Securities and Exchange Commission ("SEC") in the United States. During the year ended 31 March 1994, an amount of $254,885, representing the difference between the fair market value at the date of grant of certain share options to selected management employees and the exercise price of the options, was charged to the profit and loss account in compliance with United States generally accepted accounting principles. No such charge was made in the preparation of the Singapore statutory accounts as there is no equivalent accounting standard in Singapore. In order to reduce the revenue reserve to that reported in the accounts prepared in compliance with United States generally accepted accounting principles, an amount of $254,885 was transferred from revenue reserve to capital reserve. Details of the share options granted are detailed in Note 34.

6.   REVALUATION  RESERVES

                                                                   Company
                                                               -----------------
                                                               1998      1997
                                                               $'000      $'000
                                                               ------     ------

At beginning of financial year                                 60,683     51,412
Net adjustment during the financial year (Note 9)              30,870      9,271
                                                               ------     ------

At end of financial year                                       91,553     60,683
                                                               ------     ------


7.   ACCUMULATED PROFITS (LOSSES)

This account consists of:

                                                           Group                         Company
                                                  -----------------------         -----------------------
                                                  1998            1997            1998            1997
                                                  $'000           $'000           $'000           $'000
At beginning of financial year:
   As previously stated                           (20,993)        (39,612)        (56,029)        (70,537)
   Prior year adjustments                            --              --              --             3,587
   Retroactive adjustment for acquisitions
   of companies (Note 1 - "Basis of
   consolidation")                                   --             2,293            --              --
   Accumulated earnings before date of
   merger                                          (4,328)           --              --              --
   Neutronics fiscal year conversion               (4,808)           --              --              --
                                                  -------         -------         -------         -------

   Balance brought forward                        (30,129)        (37,319)        (56,029)        (66,950)
Exchange difference arising on translation         10,562             404          18,333            --
Retained profit (loss) for the year                30,529          15,922            (274)         10,921
                                                  -------         -------         -------         -------

At end of financial year                           10,962         (20,993)        (37,970)        (56,029)
                                                  -------         -------         -------         -------

Retained by:

Company                                           (37,970)        (56,029)
Subsidiaries                                       48,034          35,969
Associated companies                                  898            (933)
                                                  -------         -------

                                                   10,962         (20,993)
                                                  -------         -------

8.     FIXED ASSETS

                                            Land and         Leasehold       Plant and
Group                                       building       improvements      equipment          Total
                                            --------       ------------      ----------        --------
                                              $'000            $'000            $'000            $'000
Cost
At beginning of financial year                51,740           21,529          141,124          214,393
Retroactive adjustments on
acquisitions of companies (Note 1 -
"Basis of Consolidation)                      31,559             --             30,988           62,547
                                            --------         --------         --------         --------

Balance brought forward                       83,299           21,529          172,112          276,940
Currency re-alignment                          9,042            3,239           34,015           46,296
Due to acquisitions of subsidiaries           28,286            2,748           49,344           80,378
Additions                                     34,842             (161)         122,385          157,066
Disposals                                        (90)          (2,345)         (16,412)         (18,847)
                                            --------         --------         --------         --------

At end of financial year                     155,379           25,010          361,444          541,833
                                            --------         --------         --------         --------

Accumulated depreciation
At beginning of financial year                 1,382            2,821           54,838           59,041
Retroactive adjustments on merger of
companies (Note 1 - "Basis of
Consolidation")                                1,957             --              7,321            9,278
                                            --------         --------         --------         --------

Balance brought forward                        3,339            2,821           62,159           68,319
Currency re-alignment                            422              516           10,288           11,226
Due to acquisitions of subsidiaries              399              540           21,042           21,981
Additions                                      4,055            1,667           36,117           41,839
Disposals                                       --             (1,890)         (11,881)         (13,771)
                                            --------         --------         --------         --------

At end of financial year                       8,215            3,654          117,725          129,594
                                            --------         --------         --------         --------

Charge for 1997                                2,243            1,004           21,912           25,159
                                            --------         --------         --------         --------

Net book values
At 31.3.98                                   147,164           21,356          243,719          412,239
                                            --------         --------         --------         --------

At 31.3.97                                    79,960           18,708          109,953          208,621
                                            --------         --------         --------         --------

Plant and equipment includes items with net book value of approximately $57,813,000 (1997: $39,890,000) which were purchased under hire purchase contracts.

Land and building with a net book value of $1,848,479 (1997: $Nil) are mortgaged.

9.   SUBSIDIARIES

(a)  Subsidiaries comprise:


                                                                Company
                                                       ------------------------
                                                         1998            1997
                                                         $'000           $'000
                                                                       (Note 37)
At cost:
Balance at beginning of financial year                   58,631          44,706
Increase investment in existing subsidiaries            127,186              26
Acquisitions of subsidiaries                                 14          13,899
Disposal (write-offs)                                        (3)           --
                                                       --------        --------

Balance at end of financial year                        185,828          58,631
                                                       --------        --------

Revaluation:
Balance at beginning of financial year                   60,520          51,248
Net adjustments during the year                          30,870           9,271
                                                       --------        --------

Balance at end of financial year                         91,390          60,519
                                                       --------        --------

Currency re-alignment                                    18,127           1,227
                                                       --------        --------

Balance at end of year                                  295,345         120,377
                                                       --------        --------

The Company's investment in subsidiaries is stated at the attributable share of their combined net asset value. The revaluation surplus for the tax year is $30,870,000 (1997: $9,274,000).

The subsidiaries acquired during the financial year have been stated at the cost of investment less any provision for diminution in net asset value. It is the directors' opinion that any revaluation of these subsidiaries is not necessary in the current year.

The Company's subsidiaries operating in the people's Republic of China are required to obtain approval from the relevant authorities when making foreign currency payments.

9.   SUBSIDIARIES (Continued)

(b) The  Company  and the Group had the  following  subsidiaries  as at 31 March
1998:


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by the Company

Flextronics Singapore      Design, assembly and         Singapore         100      100          3,977           3,977
Pte Ltd                    manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies,
                           systems assembly and
                           testing

Flextronics                Manufacture of               Hong Kong         100      100             **              **
Manufacturing (H.K.)       components for
Limited#                   computer equipment

Flextronics                Design, assembly and      United States of     100      100         81,668          31,668
International USA, Inc.@   manufacture of                America
                           computer
                           industrial
                           grade printer
                           circuit board
                           sub-assemblies,
                           and products
                           requiring
                           advance
                           electronics
                           packaging,
                           marketing and
                           procurement
                           representative

Flextronics Holding UK     Investment holding         United Kingdom      100       --              1               1
Limited#

9.   SUBSIDIARIES (Continued)


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by the Company
(Continued)

Neutronics Electronic      Investment holding            Austria          92        --             18              18
Industries Holding A.G.*

Flextronics de Mexico,     Design, assembly and           Mexico          100      100         17,518              --
S.A. de C.V.@              manufacture of
                           computer
                           industrial
                           grade printed
                           circuit board
                           sub-assemblies,
                           products that
                           require
                           advanced
                           electronic
                           packaging,
                           systems
                           assembly,
                           testing and
                           trading of
                           components

Flextronics                Contract manufacturer      United Kingdom      100      100          4,057           4,057
International (UK)         of electronics and
Limited#                   telecommunication
                           equipment providing
                           turnkey manufacturing
                           services to its
                           customers

Astron Technologies        Sales and marketing          Mauritius         100      100             50              50
Limited@                   business

Flextronics Technology     Design, assembly and           China           100      100         11,333              --
(Zhuhai) Co., Limited      manufacture of
(formerly known as         computer industrial
"Zhuhai Dao Men Chao Yi    grade printed circuit
Technology Co Ltd")#       board sub-assemblies,
                           systems assembly,
                           manufacture miniature,
                           gold finished printed
                           circuit board

9.   SUBSIDIARIES (Continued)


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by the Company
(Continued)

Flextronics                Sales and marketing           Malaysia         100       --             **              --
International Latin        business
America (L) Ltd#

Altatron, Inc.@            Design, assembly and      United States of     100       --              4              --
                           manufacture of                America
                           computer industrial
                           grated printed circuit
                           board sub-assemblies
                           and system assembly

Marathon Business Park     Management of real        United States of     100       --              1              --
LLC@                       estate business park          America

Conexao Informatica        Design, assembly and           Brazil          100       --              2              --
Ltda.@                     manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies
                           and system assembly

Hiromichi Limited@         Dormant                    British Virgin      100      100          2,107           2,107
                                                         Islands

Flextronics                Dormant                      Singapore         100       --             **              --
International Singapore
Pte Ltd

9.   SUBSIDIARIES (Continued)


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by Subsidiaries

Flextronics Computer       Dormant                        China           100      100             --              --
(Shekou) Ltd.#

Flextronics Industrial     Design, assembly and           China           100      100             --              --
(Shenzhen) Ltd.#           manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies,
                           systems assembly and
                           testing

Flextronics Malaysia       Design, assembly and          Malaysia         100      100             --              --
Sdn. Bhd.#                 manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies,
                           system assembly and
                           testing

Flex International         Sales and marketing           Malaysia         100      100             --              --
Marketing (L) Ltd.#        business

Astron Group Limited#      Manufacture of               Hong Kong         100      100             --              --
                           miniature,
                           gold-finished printed
                           circuit boards

Astron Group (China)       Manufacture of                 China          96.25    96.25            --              --
Limited#                   miniature, gold
                           finished printed
                           circuit boards

DTM Products, Inc.         Sales and manufacture     United States of     100       --             --              --
                           of plastic material           America
                           products and its
                           by-products

9.   SUBSIDIARIES (Continued)


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by Subsidiaries
(Continued)

Flextronics Holdings       Investment holding             Sweden          100      100             --              --
AB#

Flextronics                Design, assembly and           Sweden          100      100             --              --
International Sweden AB#   manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies,
                           systems assembly and
                           testing

Energipilot AB#            Design, assembly and           Sweden          100       --             --              --
                           manufacture of
                           computer industrial
                           grade printed circuit
                           board sub-assemblies
                           and system assembly

Althofen Electronics       Contact manufacturer          Austria          100      100             --              --
GmbH*                      of electronics products

HTR Technikai              Contact manufacturer          Hungary          100      100             --              --
Rendezerszolgaltato Kft*   of electronics products

Neutronics Ecoplast        Sales and manufacture         Hungary          100      100             --              --
Muanyagipari Termekeket    of plastic material
Gyarto Kft*                products and its
                           by-products

9.   SUBSIDIARIES (Continued)


                                                        Country of       Percentage of
                                                    incorporation and    equity held by    Original cost of investment
          Name              Principal activities    place of business       the Group              by the Group
-------------------------- ------------------------ ------------------- ----------------- ------------------------------
                                                                         1998     1997        1998            1997
                                                                           %        %        US$'000         US$'000
                                                                                                            (Note 37)
Held by Subsidiaries
(Continued)

Neutronics Components      Provision of                  Hungary          100      100             --             --
Kft*                       manufacturing labour
                           services and facilities

Energipilot Component AB#  Contract manufacturer          Sweden          100      100             --             --
                           of cable assemblies

Energipilot Katrineholm    Design, assembly and           Sweden          100      100             --             --
AB#                        manufacture or printed
                           circuit board
                           sub-assemblies

Energipilot Installation   Installation PBX               Sweden          100      100             --             --
AB#                        communication systems

Altatron (Europe)          Manufacture of                Scotland         100      100             --             --
Limited (formerly known    electronics and
as "Quillo 20 Limited")    telecommunications
                           equipment

@ Not required to present audited financial statements for the financial year by the laws of its country of incorporation.
*    Audited by a firm other than Arthur Andersen
#    Audited by an associated firms of Arthur Andersen
**   Amount less than $1,000

10.  ASSOCIATED COMPANIES

(a)  Associated companies comprise:

                                                           Group                       Company
                                                   ---------------------        --------------------
                                                    1998           1997          1998          1997
                                                    $'000          $'000         $'000         $'000
Unquoted equity shares at cost                      4,180          2,800         7,280         7,280
Currency re-alignment                                --              151         1,108          --
Group's share of post-acquisition
accumulated profit and reserves less losses         2,350            187          --            --
Amounts payable on current account                   (617)         1,591          --            --
                                                   ------         ------        ------        ------

                                                    5,913          4,729         8,388         7,280
                                                   ------         ------        ------        ------

Amounts owing to associated companies are unsecured, interest-free and have no fixed terms of repayment.

(b) The Company and the Group had the following associated companies as at 31 March 1998:

                                                                               Country of             Percentage of
                                                                           Incorporation and           equity held
     Name of Company                    Principal Activities               Place of Business         by the Company
--------------------------  --------------------------------------------- ---------------------   ----------------------
                                                                                                    1998        1997
                                                                                                      %           %
FICO Investment Holding     Sales and manufacture of plastic material          Hong Kong             40          40
Ltd.                        products and its by-products

Peak Industries             Sales and manufacture of plastic material       United States of         40          40
                            products and its by-products                        America

Mecha Design                Design for moulding for plastic products             Italy               45           -

11.  OTHER INVESTMENTS

This represents unquoted investments in companies for which the Group's interest is less than 20%.


12.  GOODWILL ON CONSOLIDATION

                                                                  Group
                                                          ----------------------
                                                            1998           1997
                                                            $'000          $'000
Cost
At beginning of financial year                             36,021         24,191
Currency realignment                                        6,006           --
Additions                                                    --           11,830
Write off to plant closure expense                         (6,781)          --

                                                          -------        -------

At end of financial year                                   35,246         36,021

                                                          -------        -------

Accumulated amortisation
At beginning of financial year                              6,670          5,223
Currency realignment                                         (119)          --
Amortisation for the financial year                         3,601          1,447
Write off to plant closure expense                         (1,006)          --

                                                          -------        -------

At end of financial year                                    9,146          6,670

                                                          -------        -------

Net book value at end of financial year                    26,100         29,351

                                                          -------        -------

13.  INTANGIBLE ASSETS

                                                                 Group
                                                         ----------------------
                                                           1998           1997
                                                           $'000          $'000

Cost
At beginning of financial year                            20,363         20,521
Currency realignment                                       3,017           --
Additions (write offs)                                     4,400           (158)
Write off to plant closure expense                          (382)          --

                                                         -------        -------

At end of financial year                                  27,398         20,363

                                                         -------        -------

Accumulated amortisation
At beginning of financial year                             4,673          2,322
Currency realignment                                         680           --
Amortisation for the financial year                        5,662          2,351
Write off to plant closure expense                          (360)          --

                                                         -------        -------

At end of financial year                                  10,655          4,673

                                                         -------        -------

Net book value at end of financial year                   16,743         15,690

                                                         -------        -------

14.  DEFERRED EXPENDITURE

                                                                   Group
                                                            --------------------
                                                             1998          1997
                                                             $'000         $'000
Cost
At beginning of financial year                               3,046           935
Currency realignment                                           374          --
Additions                                                      592         2,111
Disposals                                                   (1,269)         --

                                                            ------        ------

At end of financial year                                     2,743         3,046

                                                            ------        ------

Amortisation
At beginning of financial year                                 621           446
Currency realignment                                            93          --
Charge for the year                                            836           175
Disposals                                                     (844)         --

                                                            ------        ------

At end of financial year                                       706           621

                                                            ------        ------

Net book value at end of financial year                      2,037         2,425
                                                             =====         =====

15.  OTHER NON-CURRENT ASSETS

                                                  Group                  Company
                                           ------------------      ------------------
                                            1998        1997        1998        1997
                                            $'000       $'000       $'000       $'000

Loan to related party                       4,065       3,575        --           --
Investment securities                       1,613       1,680        --           --
Prepaid bank arrangement fees               8,734        --         7,794         --
Notes receivable                            3,229        --         3,226         --
Others                                      2,225       2,195        --           --
                                            ------      ------      ------      ------
                                           19,866       7,450      11,020         --
                                           ------       -----      ------


The loan is unsecured by a corporate guarantee, bears interest at 7.15% per annum and is wholly repayable by 4 February 1999.

16.  STOCKS

                                                                                                                   Group
                                                                                                     -------------------------------
                                                                                                            1998               1997
                                                                                                       $     000          $     000

Finished goods                                                                                             8,091             38,761
Work-in-progress                                                                                          35,434             23,186
Raw materials                                                                                            225,384            120,799
                                                                                                       ---------          ---------
                                                                                                         268,909            182,746
Less provision for stock obsolescence                                                                    (15,544)            (8,638)
                                                                                                       ---------          ---------
                                                                                                         253,365            174,108
                                                                                                       ---------          ---------
Movements in provision for stock obsolescence during the year are as follows:

At beginning of year                                                                                       8,638              6,406
Provision for the year                                                                                     4,989              5,918
Due to acquisitions of subsidiaries                                                                        3,952                 --
Written off against provision                                                                             (3,484)            (3,686)
Currency re-alignment                                                                                      1,449                 --
                                                                                                       ---------          ---------
At end of year                                                                                            15,544              8,638
                                                                                                       ---------          ---------
17.  TRADE DEBTORS

                                                                                                                   Group
                                                                                                     -------------------------------
                                                                                                            1998               1997
                                                                                                       $     000              $'000
Trade debtors                                                                                            265,586            131,010
Less provision for doubtful debts                                                                        (15,369)            (8,501)
                                                                                                       ---------          ---------

                                                                                                         250,217            122,509
                                                                                                       ---------          ---------

17.  TRADE DEBTORS (Continued)

Movements in provision for doubtful debts during the year are as follows:

                                                                                Group
                                                                 --------------------------------------
                                                                           1998             1997
                                                                          $ 000            $ 000

At beginning of the financial year                                        8,501             5,587
Currency realignment                                                      1,206                35
Provision during the financial year                                       1,961             5,905
Due to acquisitions of subsidiaries                                       6,846                --
Written off against provision                                            (3,145)           (3,026)
                                                                         ------            ------
At end of the financial year                                             15,369             8,501
                                                                         ======            ======

18.  OTHER DEBTORS, DEPOSITS AND PREPAYMENTS

                                                                                Group                                Company
                                                                 --------------------------------------      ----------------------
                                                                           1998              1997              1998             1997
                                                                          $ 000             $ 000             $ 000            $ 000
Notes receivable                                                         25,218                --                --               --
Prepayments                                                              15,419            10,938             1,568            5,478
Deposits                                                                  9,172             3,134                --               --
Sundry debtors                                                           11,391             5,130               248                7
                                                                         ------            ------             -----            -----
                                                                         61,200            19,202             1,816            5,485
                                                                         ======            ======             =====            =====


19.  TRADE BALANCE DUE FROM (TO) SUBSIDIARIES

These are unsecured, interest-free and have no fixed terms of repayment.

20.    OTHER CREDITORS AND ACCRUALS

                                                        Group                        Company
                                               -----------------------      -----------------------
                                                  1998           1997           1998           1997
                                                 $'000          $ 000          $ 000          $ 000
Miscellaneous creditors                         19,454         28,361          1,931          2,554
Accruals                                        30,986         12,095          9,715          3,734
Provision for plant closing                      8,783          7,431             --             --
Astron's earnout obligation                         --          8,750             --          8,750
Due under Service Agreement                     22,435             --         22,435             --
Purchase price payable to Astron's
former shareholders                             16,130             --         16,130             --
                                                ------         ------         ------         ------
                                                97,788         56,637         50,211         15,038
                                                ------         ------         ------         ------
21.    BANK BORROWINGS

                                                                          Group
                                                         --------------------------------------
                                                             1998                         1997
                                                            $ 000                        $ 000
(a)  Term loans (secured)
       Total outstanding                                    49,189                       17,027
       Deduct: current portion                             (22,579)                      (4,385)
                                                           -------                      -------
       Long term portion                                    26,610                       12,642
                                                           -------                      -------
(b)  Amounts due to bankers (secured)
       Short term advances                                  47,117                      168,225
                                                           -------                      -------

(c)  Senior subordinated notes                             241,950                           --
                                                           -------                      -------


Term loans bear interest rates ranging from 6.72% to 10%, with terms of up to 8 years.

Certain term loans are secured by mortgages with interest rates ranging from 4.0% to 18.25%, with terms of 6 to 7 years.

On 31 October 1997, the Company completed the issuance of US$150 million of senior subordinated notes which mature in 2007 with an annual interest rate of 8.75% due semi-annually. In addition, the Company and one of its subsidiaries have obtained a line of credit amounting to US$105 million. This line of credit is secured by substantially all of the Company's and its subsidiary's assets and expires in December 2000. The annual interest rate of this line of credit is 8.5%.

Certain subsidiaries have various lines of credit available with annual interest rates ranging from 8.0% to 9.0%. These facilities expire on various dates through 2014.

22.  HIRE PURCHASE CREDITORS

                                                                                                 Group
                                                                                     -------------------------------
                                                                                         1998                1997
                                                                                        $ 000               $ 000
Minimum lease payments payable
Within 1 year                                                                          18,496              14,311
Within 2 to 5 years                                                                    33,517              27,252
After 5 years                                                                          11,642               6,561
                                                                                      -------              ------
                                                                                       63,655              48,124
Less: finance charges allocated to future periods                                     (10,799)             (8,404)
                                                                                      -------              ------
                                                                                       52,856              39,720
                                                                                      -------              ------
The hire purchase creditors are classified as follows:
Current portion                                                                        15,465              11,582
Non-current portion                                                                    37,391              28,138
                                                                                      -------              ------
                                                                                       52,856              39,720
                                                                                      -------              ------
23.    DEFERRED TAXATION

                                                                                                 Group
                                                                                      ------------------------------
                                                                                         1998                1997
                                                                                        $ 000              $  000

At beginning of financial year                                                         (2,926)              1,394
Retroactive adjustment for acquisitions of companies
(Note 1 - "Basis of Consolidation")                                                        --              (3,697)
                                                                                      -------              ------
Balance brought forward                                                                (2,926)             (2,303)
Currency re-alignment                                                                    (405)                 --
Due to acquisitions of companies                                                        6,199                  --
Provided (reversed) during the year (Note 29)                                             768                (623)
                                                                                      -------              ------
At end of financial year                                                                3,636              (2,926)
                                                                                      -------              ------

23.  DEFERRED TAXATION (Continued)

                                                                                                  Group
                                                                                      ------------------------------
                                                                                         1998                1997
                                                                                        $ 000               $ 000
The net deferred tax (asset) liability is classified as:
Deferred tax asset (non-current)                                                       (4,126)             (3,697)
                                                                                       ------              ------
Deferred tax liability (non-current)                                                    7,762                 771
                                                                                       ------              ------


24.  NOTES PAYABLE TO FORMER SHAREHOLDERS

The notes payable to former shareholders of nChip, Inc. bear interest at 5.7% per annum and are secured upon some license agreements. The notes were fully repaid in financial year 1998.


25.  OTHER PAYABLE

                                                                              Group                                Company
                                                                  ----------------------------         ----------------------------
                                                                     1998               1997                1998               1997
                                                                    $ 000              $ 000               $ 000              $ 000
Notes
Promissory notes bearing interest at 8%
per annum                                                              --              7,000                  --              7,000
Deduct: Current portion                                                --             (7,000)                 --             (7,000)
                                                                    ------             ------              ------             ------

Other payable
Remaining purchase price payable to
former shareholders of Astron
   by issuance of shares                                               --             28,000                  --             28,000
   in cash                                                             --              5,600                  --              5,600
Provision for severance payments                                    9,718              4,810                  --                 --
Trade accounts payable                                             11,038                 --                  --                 --
Deferred income                                                     7,644                 --                  --                 --
Others                                                              1,976              1,880                  --                 --
                                                                   ------             ------                ------           ------
                                                                   30,376             40,290                  --             33,600
                                                                   ------             ------                ------           ------

26.  TURNOVER

Turnover of the Group represents invoiced trading sales and services to customers. Sales is stated net of sales discounts given to customers relating to options granted as a result of meeting the sales target. Transactions within the Group have been excluded.

Turnover of the Company represents the income from the sale of one subsidiary, Energipiot AB to another subsidiary in the Group, Flextronics International Sweden AB.


27.  OPERATING PROFIT (LOSS)

                                                            Group                           Company
                                                 ----------------------------   ----------------------------
                                                    1998            1997            1998            1997
                                                   $ 000           $ 000           $ 000           $ 000
Directors' remuneration
  directors of the Company                         2,693           1,777              --           1,777
  directors of subsidiaries                        3,271           1,731              --             615
Auditors' remuneration
  auditors of the Company                            741             109             741             109
  other auditors of subsidiaries                     750             699             750             510
Depreciation of fixed assets                      41,839          25,159              --              --
Loss (gain) on sale of fixed assets                  141          (3,699)             --              --
Amortisation of deferred expenditure                 836             175              --              --
Amortisation of goodwill consolidation             3,601           1,447              --              --
Amortisation of intangible assets                  5,662           2,351              --              --
Provision of stock obsolescence                    4,989           5,918              --              --
Provision for doubtful debts                       1,961           5,905              --              --
Exchange (gain) loss                              (2,424)         (1,877)            266              --
Gain on sale of subsidiary                            --          (1,438)        (14,194)             --

28.  OTHER EXPENSE, NET

                                                           Group                        Company
                                                 ----------------------------   ----------------------------
                                                    1998            1997            1998            1997
                                                   $ 000           $ 000           $ 000           $ 000
Interest expense on:
  term loan                                       11,234           2,955           9,636           1,493
  senior subordinated note                         9,224              --           9,224              --
  hire purchase contracts                          4,454           2,737              --              --
  bank overdraft                                     741           1,435              --              --
  other                                            1,486           1,526           1,067              --
Interest income                                   (4,204)           (937)        (12,758)            (41)
                                                  ------           -----           -----           -----
                                                  22,935           7,716           7,169           1,452
                                                  ------           -----           -----           -----

29.  TAXATION

                                                                           Group                                   Company
                                                               ----------------------------             ----------------------------
                                                                   1998                1997                 1998                1997
                                                                  $ 000               $ 000                $ 000               $ 000
Current tax
  current year  Singapore                                           359               2,250                   12                 10
                Foreign                                           2,335               1,695                   --                 --
Deferred tax (Note 23)
  current year                                                      768                (623)                  --                 --
  underprovision in prior year                                       --                   1                   --                  1
                                                                  -----               -----                -----              -----
                                                                  3,462               3,323                   12                 11
                                                                  =====               =====                =====              =====

The Company

The Company has a current year's tax charge during the year mainly due to certain non-deductible items added back for tax purposes.

The Group

The taxation charge for the Group is lower than the amount obtained by applying the statutory income tax rate on profit before taxation mainly due to difference in tax rates applicable to overseas subsidiaries and utilization of investment allowance.

As at 31 March 1998, the Group's unutilised tax losses and unabsorbed capital allowances of approximately $77,058 (1997: $79,985) available for offset against future taxable profits, subject to agreement with the income tax authorities and compliance with certain provisions of the tax legislation of the respective countries in which the subsidiaries operate. The potential deferred tax asset arising from these unutilised tax losses and unabsorbed capital allowances has been recognised in the financial statements in accordance with accounting policy
Note 2 to the financial statements.

Certain subsidiaries have been granted the following tax incentives:

(i) Pioneer status is granted to one of its Malaysian subsidiaries for a period of five years under the Promotion of Investment Act. This incentive provides a tax exemption on manufacturing income for this subsidiary.

(ii) Product Export Enterprise incentive for the Shekou, China facility. The subsidiary's opertaion in Shekou, China is located in a "Special Economic Zone" and is an approved "Product Export Enterprise" which qualifies for a special corporate income tax rate of 10%. This special tax rate is subject to the subsidiary's exporting more than 70% of its total value of products manufactured in China. The subsidiary's status as a Product Export Enterprise is reviewed annually by the Chinese government.

(iii)Five-year negotiated tax holiday is granted by the Hungarian government for its Hungarian subsidiaries. This incentive provides for the reduction of the regular tax rate by 60% to 7.2%. The incentive expires 31 December 2002.

The subsidiary's investment in its plants in Xixiang, China and Doumen, China, fall under the "Foreign Investment Scheme" that entitles the subsidiary's to apply for a five year tax incentive. The subsidiary obtained the incentive for the Doumen plant in December 1995 and the Xixiang plant in October 1996. With the approval of the Chinese tax authorities, the subsidiary's tax rates on income from these facilities during the incentive period will be 0% in years 1 and 2 and 7.5% in years 3 through 5, commencing in the first profitable year. The subsidiary has another plant in Doumen which commenced operations during the fiscal year. The plant, which falls under the "Foreign Investment Scheme", has applied for and is awaiting approval for the five year tax incentive.

A portion of the Group's sales was carried out by its subsidiary in Labuan, Malaysia where the subsidiary has opted to pay the Labuan tax authorities a fixed amount of $8,000 tax each year in accordance with Labuan tax legislation.

A portion of the Group's sales was also carried out by its Mauritius subsidiary which is not taxed.

30.  EXTRAORDINARY ITEM

                                                                          Group                                   Company
                                                             -------------------------------         -------------------------------
                                                                1998                   1997               1998                  1997
                                                               $ 000                  $ 000              $ 000                 $ 000
Provision for plant closure                                  (13,598)                (8,215)                --                    --
Waiver of notes payable                                           --                     --                 --                15,120


The provision for plant closure of $13,598,000 in financial year 1998 relates to the costs incurred in closing the Wales facility. The provision includes $5.8 million for the write-off of goodwill associated with the acquisition of the Wales facility, $2.5 million for severance payments and payments required under the pension scheme, $3.8 million for fixed asset write-offs and factory closure expenses and $1.5 million for required repayment of previously received government grants.

The provision for plant closure of $8,215,000 in financial year 1997 relates to the costs incurred in the closure of the Texas facility, the write-off of obsolete equipment at the nChip semiconductor fabrication facility and downsizing of the Singapore manufacturing operations. The provision includes $2.8 million provision for severance and $700,000 provision for the write-off of fixed assets in the Singapore manufacturing facilities. An amount of $3.9 million associated with certain obsolete equipment at the Company's facilities in nChip and Texas has been written off. The provision also includes severance payments amounting to $784,000 for the employees of Texas and nChip facilities.

The extraordinary gain of $15,210,000 in the prior year arose from the waiver by a subsidiary of the rights and interest of two promissory notes sold by the Company.

31.  EARNINGS PER SHARE

Basic earnings (loss) per share are calculated by dividing the net profit (loss) after tax after minority interest of $44,127,000 (1997: ($24,137,000) with the weighted average of 18,263,000 Ordinary shares (1997: 16,704,000 Ordinary Shares) in issue during the financial year.

The fully diluted earnings per share is calculated after adjusting for those shares not yet exercised under the share options to purchase Ordinary Shares.

32.  PRIOR YEAR ADJUSTMENTS

Astron Group Limited ("Astron") was acquired by the Company in February 1996. In financial year 1997, the Company reconsidered its accounting for its acquisition and a new independent valuation was performed as of the date of the acquisition to correct certain errors noted in the original valuation and the cost of acquiring Astron has also been changed. Consequently, the figures for the Group and the Company have been restated to give effect to the changes in purchase consideration and the new allocation of the revised purchase price to various classes of assets and liabilities.


33.  SIGNIFICANT RELATED PARTY TRANSACTIONS

The Group has significant transactions with related parties on terms agreed between the parties as follows:

(a) Significant transactions entered into by the group with a company in which Stephen J.L. Rees, a director and Senior Vice President of the Company, has a beneficial interest:

                                                      Group
                                        ---------------------------------
                                         1998                        1997
                                        $ 000                       $ 000

Loan                                       --                       3,575
Interest received on loan made            290                        (169)
Rent paid                                (336)                        291
Management fees paid                     (226)                        165

(b) Chuen Fah Alain Ahkong, a director of the Company, is also a principal of Pioneer Management Sevices Pte. Ltd. ("Pioneer"). During the financial year, US$228,000 were paid to Pioneer for tax and corporate services.

(c) In March 1997, the Company revised the agreement to pay in June 1998, a $2.0 million consulting fee to an entity affiliated with Stephen J.L. Rees, a director and Senior Vice President of the Company. The Company and Mr. Rees agreed to remove the remaining conditions to payment of the fee and to reduce this amount of the fees which remains payable in June 1998 to $19.6 million.

(d) Prior to becoming the Company's Chief Executive Officer in January 1994, Michael E. Marks was the President and Chief Executive Officer of Metcal, Inc. ("Metcal"). Michael E. Marks remains a director of, and continues to hold a beneficial interest in, Metcal. The Company had net sales of US$2,133,000, US$1,548,000 and US$1,586,000 to Metcal during fiscal 1996,
     1997 and 1998, respectively.

(e) Stephen J.L. Rees, a Director and Senior Vice President of the Company, holds a beneficial interest in both Mayfield International Ltd. ("Mayfield") and Croton Ltd. ("Croton"). During fiscal 1998, the Company paid US$140,000 to Croton for management services and US$208,000 to Mayfield for the rental of certain office space. Additionally, as of 31 March 1998, US$2,520,000 was due from Mayfield under a note receivable. The note is unsecured, bears interest at 7.15% per annum and matures on 4 February 1999. The note is included in related party receivables on the accompanying balance sheet.

(f) As of 31 March 1997, the Company had notes receivable due from certain executives and officers amounting to approximately US$2.5 million. These notes bear interest at rates ranging from 7.0% to 7.21% and have maturities of 6 months to 5 years and are reflected in other current assets on the accompanying balance sheet. Subsequent to 31 March 1998, US$245,000 of the US$2.5 million was paid through forfeiture of management bonuses.

(g) On 16 April 1995, the Company's U.S. subsidiary, Flectronics International USA, Inc. ("Flextronics USA"), loaned US$500,000 to Michael E. Marks. Mr. Marks executed a promissory note in favour of Flextronics USA which matures on 16 April 2000. In fiscal 1997, Flextronics USA forgave a total of US$200,000 of outstanding principal amount and US$26,000 in accrued interest. In fiscal 1998, Flextronics USA forgave a total of US$100,000 of outstanding principal amount and US$73,000 in accrued interest. The remaining outstanding balance of the loan as of 30 April 1998 was US$202,000 (representing US$200,000 in principal and US$2,000 in accrued interest) and bears interest at a rate of 7.21%.

(h) On 6 November 1997, Flextronics USA loaned US$1.5 million to Mr. Marks. Mr. Marks executed a promissory note in favour of Flextronics USA which bears interest at a rate of 7.259% and matures on 6 November 1998. This loan is secured by certain assets owned by Mr. Marks.

(i) The Company also purchases materials from FICO Investment Holdings ("FICO"), an associated company in which the Company holds a 40% interest (see Note 10). At 31 March 1998, the amount due to FICO for these purchases was US$382,000.

34.  SHARE OPTION PLANS

                                                                                               Options outstanding
                                                                                   -------------------------------------------------
                                                               Options available                          Enterprise price per share
                                                                  for grant               Shares
                                                             ----------------------   -----------------   --------------------------
Balance at 31 March 1996                                            322,321              1,315,970
Increase in options available for grant                             500,000                   --
Options granted                                                    (723,314)               723,314             US$17.75 - US$31.375
Options exercised                                                      --                 (239,633)            US$0.77 - US$24.00
Options cancelled                                                   124,629               (124,629)            US$0.77 - US$35.75
                                                                  ----------             ----------
Balance at 31 March 1997                                            223,636              1,675,022
Increase in options available for grant                           1,050,000                   --
Options granted                                                  (1,407,504)             1,407,504             US$17.1745 - US$47.38
Options exercised                                                      --                 (259,708)            US$1.78 - US$27.00
Options cancelled                                                   375,779               (375,779)            US$1.19 - US$35.75
                                                                  ----------             ----------
Balance at 31 March 1998                                            241,911              2,447,039
                                                                  ----------             ----------

In January 1995, the Company acquired nChip and thereby assumed the existing nChip employee stock options. The outstanding nChip employee stock options were converted into options to purchase approximately 345,389 of the Company's Ordinary shares. As at 31 March 1997, options to subscribe 230,397 Ordinary shares have been exercised.

The above options will expire between July 1998 and November 2001.


35.  CONTINGENT LIABILITIES AND COMMITMENTS

(a)  Contingent liabilities

                                                                                                      Group
                                                                                                   -------------
                                                                                               1998           1997
                                                                                              $ 000          $ 000
Unsecured contingent liabilities not provided for in the financial statements were:
    Guarantees                                                                                4,818             --
                                                                                             ======           ====

(b)  Non-cancellable operating lease commitments

                                                                                                          Group
                                                                                               ------------------------
                                                                                                     1998          1997
                                                                                                    $ 000         $ 000
Within one year                                                                                    17,751        10,305
Within 2 to 5 years                                                                                43,940        16,415
After 5 years                                                                                      16,977            --
                                                                                                 --------      --------
                                                                                                   78,668        26,720
                                                                                                 --------      --------
(c)  Future capital expenditure

                                                                                                          Group
                                                                                               ------------------------
                                                                                                     1998          1997
                                                                                                    $ 000         $ 000

Capital expenditure not provided for in the financial statements is as follows:

Commitments in respect of contracts placed                                                         11,917        14,165
Uncommitted amounts approved by directors                                                          25,210        54,091
                                                                                                 --------      --------
                                                                                                   37,127        68,256
                                                                                                 --------      --------
(d)  Foreign exchange commitments
                                                                                                          Group
     Group                                                                                     ------------------------
                                                                                                     1998          1997
                                                                                                    $ 000         $ 000

Commitments in respect of forward foreign currency purchase contracts
                                                                                                  130,169        10,968
                                                                                                 --------      --------

The Group entered into forward contracts to hedge foreign currency exposures related to foreign currency purchases.

36.  GROUP SEGMENTAL REPORTING


                                                       Group
                                    --------------------------------------------
                                           1998                    1997
                                          $ 000                   $ 000
Net sales:
Asia
   Unaffiliated customers
     Domestic                            37,922                  17,919
     Export                             352,446                 373,981
   Intercompany                          75,551                  41,126
                                    -----------             -----------
                                        465,919                 433,026
                                    -----------             -----------

Americas
   Unaffiliated customers
     Domestic                           474,240                 263,336
     Export                              25,517                      --
   Intercompany                               8                      13
                                    -----------             -----------
                                        499,765                 263,349
                                    -----------             -----------
Western Europe
   Unaffiliated customers
     Domestic                           455,655                  28,179
     Export                              38,451                   3,403
   Intercompany                             469                      --
                                    -----------             -----------
                                        494,575                  31,582
                                    -----------             -----------

Central Europe
   Unaffiliated customers
     Domestic                            60,183                  81,728
     Export                             262,147                 127,464
   Intercompany                              --                      --
                                    -----------             -----------
                                        322,330                 209,192
                                    -----------             -----------
Eliminations                            (76,028)                (41,139)
                                    -----------             -----------
                                      1,706,561                 896,010
                                    -----------             -----------

                                                      Group
                                    -------------------------------------
                                           1998                      1997
                                          $ 000                     $ 000

Operating profit (loss):
Asia                                     27,978                    33,198
Americas                                    903                    (2,309)
Western Europe                           29,718                    (2,561)
Central Europe                           10,651                     7,284
                                    -----------               -----------
                                         69,250                    35,612
                                    ===========               ===========
Identifiable assets:
Asia                                    394,551                   231,200
Americas                                392,552                   104,838
Western Europe                          232,820                   163,687
Central Europe                          179,731                   121,881
                                    ===========               ===========
                                      1,199,654                   621,606
                                    ===========               ===========


37.  COMPARATIVE FIGURES

Certain comparative figures have been reclassified to conform with current's presentation.

Statement by Directors


In the opinion of the directors, the accompanying financial statements set out on pages 11 to 50 are drawn up so as to give a true and fair view of the state of affairs of the Company and of the Group as at 31 March 1998 and the results of the Company and of the Group and the cash flows of the Group for the year then ended and at the date of this statement there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.



On behalf of the Board of Directors








MICHAEL E. MARKS                                       TSUI SUNG LAM



Singapore

                         FLEXTRONICS INTERNATIONAL LTD.

                             1993 SHARE OPTION PLAN

                (As Amended and Restated through August 14, 1998)

                                   ARTICLE ONE

                                     GENERAL

I.   PURPOSE OF THE PLAN

     A. This 1993 Share Option Plan (the "Plan") is intended to promote the interests of Flextronics International Ltd., a Singapore corporation (the "Corporation"), by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) certain non-employee members of the Corporation's Board of Directors (the "Board") and (iii) certain consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or its parent or subsidiary corporations).

     B. The Plan shall become effective on December 1, 1993 upon adoption by the Board, and such date shall accordingly constitute the Effective Date of the Plan.

II.  DEFINITIONS

     A. For purposes of the Plan, the following definitions shall be in effect:

     Board: the Corporation's Board of Directors.

     Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

          a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

          b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members

     (rounded up to the next whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     Code: the U.S. Internal Revenue Code of 1986, as amended.

     Corporate   Transaction:   any   of  the   following   stockholder-approved
transactions to which the Corporation is a party:

          a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

     Employee: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

     Exercise Date: the date on which the Corporation shall have received written notice of the option exercise.

     Fair Market Value: the Fair Market Value per Ordinary Share determined in accordance with the following provisions:

          a. If the Ordinary Shares are not at the time listed or admitted to trading on any U.S. national stock exchange but are traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Ordinary Shares on the date in question, then the closing selling price per Ordinary Share on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

          b. If the Ordinary Shares are at the time listed or admitted to trading on any U.S. national stock exchange, then the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question on the U.S. exchange determined by the Plan Administrator to be the primary market for the Ordinary Shares, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of the Ordinary Shares on such exchange on the date in question, then the Fair Market Value shall be the closing selling price per Ordinary Share on the exchange on the last preceding date for which such quotation exists.

          c. If the Ordinary Shares are on the date in question neither listed nor admitted to trading on any U.S. national stock exchange nor traded on the Nasdaq National Market, then the Fair Market Value per Ordinary Share on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     Hostile Take-Over: a change in ownership of the Corporation effected through the following transaction:

          a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

          b. the acceptance of more than fifty percent (50%) of the securities so acquired in such tender or exchange offer from holders other than
     Section 16 Insiders.

     Incentive  Option:  a stock option which satisfies the requirements of Code
Section 422.

     Initial Automatic Grant Date: January 24, 1994.

     1934 Act: the U.S. Securities and Exchange Act of 1934, as amended from time to time.

     Non-Statutory Option: a stock option not intended to meet the requirements of Code Section 422.

     Optionee: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

     Ordinary Shares: ordinary shares of the Corporation with a par value of S$0.01 per share.

     Parent: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Permanent Disability or Permanently Disabled: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     Plan Administrator: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant Program with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under that program with respect to the persons under its jurisdiction.

     Primary Committee: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to Section 16 Insiders.

     Secondary Committee: the committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant Program with respect to eligible persons other than Section 16 Insiders.

     Service: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the Board or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

     Section 12(g) Registration Date: the date on which the initial registration of the Ordinary Shares under Section 12(g) of the 1934 Act becomes effective.

     Section 16 Insider: an officer or director of the Corporation subject to the short-swing profit restrictions of Section 16 of the 1934 Act.

     Subsidiary: any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Take-Over Price: the greater of (a) the Fair Market Value per Ordinary Share on the date the particular option to purchase Ordinary Shares is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per Ordinary Share paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

     Underwriting Execution Date: the date on which the Underwriting Agreement for the initial public offering of the Ordinary Shares in the U.S. is executed and priced.

     B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

          Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a parent of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a subsidiary of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

III. STRUCTURE OF THE PLAN

     A. Stock Programs. The Plan shall be divided into two (2) components: the Discretionary Option Grant Program specified in Article Two and the Automatic Option Grant Program specified in Article Three. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase Ordinary Shares in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase Ordinary Shares in accordance with the provisions of Article Three.

     B. General Provisions. Unless the context clearly indicates otherwise, the provisions of Articles One and Four shall apply to the Discretionary Option Grant and the Automatic Option Grant Programs and shall accordingly govern the interests of all individuals under the Plan.

IV.  ADMINISTRATION OF THE PLAN

     A. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant Program with respect to Section 16 Insiders. No non-employee Board member shall be eligible to serve on the Primary Committee if such individual has, during the twelve (12)-month period immediately preceding the date of his or her appointment to the Committee or (if shorter) the period commencing with the Section 12(g) Registration Date and ending with the date of his or her appointment to the Primary Committee, received an option grant under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any parent or subsidiary corporation), other than pursuant to the Automatic Option Grant Program.

     B. Administration of the Discretionary Option Grant Program with respect to all other persons eligible to participate in that program may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer that program with respect to all such persons. The members of the Secondary Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

     C. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

     D. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant Program and to make such determinations under, and issue such interpretations of the provisions of such program and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan
Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant Program under its jurisdiction or any option grant thereunder.

     E. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants under the Plan.

     F. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms and conditions of that program, and no Plan Administrator shall exercise any discretionary functions with respect to any option grants made under that program.

V.   OPTION GRANTS

     A. The persons eligible to participate in the Discretionary Option Grant Program under Article Two shall be limited to the following:

          l. officers and other key employees of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the management, growth and financial success of the Corporation (or its parent or subsidiary corporations); and

          2. those consultants or other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) but who are not residents of Singapore.

     B. Non-employee Board members shall not be eligible to participate in the Discretionary Option Grant Program. Such individuals shall, however, be eligible to receive automatic option grants pursuant to the provisions of Article Three, provided such individuals are not residents of Singapore.

     C. The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Discretionary Option Grant Program, the number of Ordinary Shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a
Non-Statutory Option, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

VI.  STOCK SUBJECT TO THE PLAN

     A. The maximum number of Ordinary Shares which may be issued over the term of the Plan shall not exceed 3,600,000 Ordinary Shares, subject to adjustment from time to time in accordance with the provisions of this Section VI. The Ordinary Shares reserved for issuance under the Plan shall be drawn from the Corporation's authorized but unissued Ordinary Shares.

     B. In no event may the aggregate number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options exceed 500,000 Ordinary Shares over the term of this Plan.

     C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the Ordinary Shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Ordinary Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three and all Ordinary Shares issued under the Plan shall reduce on a share-for-share basis the number of Ordinary Shares available for subsequent issuance the Plan.

     D. Should any change be made to the Ordinary Shares issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Ordinary Shares as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly-elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the

Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

I.   TERMS AND CONDITIONS OF OPTIONS

     Options granted pursuant to the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Individuals who are not Employees of the Corporation or its parent or subsidiary corporations may only be granted Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of
Section II of this Article Two.

     A.   Exercise Price.

     1. The exercise price per Ordinary Share shall be fixed by the Plan Administrator in accordance with the following provisions:

          a. The exercise price per Ordinary Share subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value per Ordinary Share on the grant date.

          b. The exercise price per Ordinary Share subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the grant date.

          c. In no event may the exercise price per Ordinary Share subject to any Incentive or Non-Statutory Option be less than the par value of such Ordinary Share.

     2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Four and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

          a. full payment in cash or check made payable to the Corporation's order;

          b. full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction; or

          c. conversion of a convertible note issued by the Corporation or a Subsidiary, the terms of which provide that it is convertible into Ordinary Shares issuable pursuant to the 1993 Plan (with the principal amount and any accrued interest being converted and credited dollar for dollar to the payment of the exercise price).

     B. Term and Exercise of Options. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of five (5) years measured from the grant date. The option, together with any stock appreciation rights pertaining to such option, shall be assignable or transferable by the Optionee. The Optionee shall be required to comply with all applicable laws in connection with any such transfer or assignment, and the Plan Administrator shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment or transfer is in compliance with all applicable laws.

     C. Termination of Service.

          1.  The  following   provisions   shall  govern  the  exercise  period
     applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

               a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a twenty-four (24)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

               b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the earlier of (i) the second anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

               c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

               d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of Ordinary Shares (if any) for which that option is exercisable at the time of the Optionee's cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested Ordinary Shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee's cessation of Service, with respect to any Ordinary Shares for which the option is not otherwise at that time exercisable or in which Optionee is not otherwise vested.

               e. Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

     2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested Ordinary Shares for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested Ordinary Shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

     3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

     D. Stockholder Rights. An optionee shall have no stockholder rights with respect to the Ordinary Shares subject to the option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

     II.  INCENTIVE OPTIONS

     The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees of the Corporation. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to such terms and conditions. Except as so modified by this
Section II, the provisions of Articles One, Two and Four of the Plan shall apply to all Incentive Options granted hereunder.

     A. Dollar Limitation. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Ordinary Shares for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Code shall be applied on the basis of the order in which such options are granted. Should the number of Ordinary Shares for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Code.

     B. 10% Stockholder. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per Ordinary Share shall not be less than the greater of (i) one hundred and ten percent (110%) of the Fair Market Value per Ordinary Share on the grant date or (ii) the par value of such Ordinary Share.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Ordinary Shares at the time subject to such option and may be exercised for all or any portion of such Ordinary Shares. However, an outstanding option under this Article Two shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

     B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

     C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

     D. The Plan Administrator shall have the discretion, exercisable either in advance of any actually-anticipated Corporate Transaction or at the time of an actual Corporate Transaction, to provide (upon such terms as it may deem appropriate) for the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time, in the event the Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

     E. The Plan Administrator shall have the discretionary authority, exercisable either in advance of any actually-anticipated Change in Control or at the time of an actual Change in Control, to provide for the automatic acceleration of one or more outstanding options under this Article Two upon the occurrence of the Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

     F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

     G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     H. The portion of any Incentive Option accelerated under this Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Code only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Code.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of Ordinary Shares but with an exercise price per Ordinary Share not less than
(i) eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option, but in no event shall the exercise price per Ordinary Share be less than the par value of such Ordinary Share.

V.   STOCK APPRECIATION RIGHTS

     A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of vested Ordinary Shares for which the surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such vested Ordinary Shares.

     B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this
Section V may be made in Ordinary Shares valued at Fair Market Value on the option surrender date, in cash, or partly in Ordinary Shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

     C. If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than five (5) years after the date of the option grant.

     D. One or more Section 16 Insiders may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the Section 16 Insider shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right in effect for at least six (6) months to the Corporation, to the extent such option is at the time exercisable for vested Ordinary Shares. The Section 16 Insiders shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested Ordinary Shares for which each surrendered option (or surrendered portion thereof) is at the time exercisable over (ii) the aggregate exercise price payable for such Ordinary Shares. The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

     E.  The  Ordinary   Shares  subject  to  any  option   surrendered  for  an
appreciation distribution pursuant to this Section V shall not be available for subsequent issuance under the Plan.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

I.   ELIGIBILITY

     A. Eligible Directors. The individuals eligible to receive automatic option grants pursuant to the provisions of this Article Three shall be limited to (i) those individuals who are serving as non-employee Board members on the Initial Automatic Grant Date, (ii) those individuals who are first elected or appointed as non-employee Board members after the Initial Automatic Grant Date, whether through appointment by the Board or election by the Corporation's stockholders, and (iii) those individuals who continue to serve as non-employee Board members at one or more Annual Stockholders Meetings held after the Underwriting Execution Date. In no event, however, may any non-employee Board member who is a Singapore resident participate in this Automatic Option Grant Program. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of the Plan.

     B. Limitation. Except for the option grants to be made pursuant to the provisions of this Automatic Option Grant Program, a non-employee Board member shall not be entitled to receive any additional option grants or stock issuances under this Plan or any other stock plan of the Corporation (or its parent or subsidiaries) during his or her period of Board service.

II.  TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

     A. Grant Dates. Option grants shall be made under this Article Three on the dates specified below:

          1. Initial Grant.

     Each individual serving as an Eligible Director on the Initial Automatic Grant Date shall automatically be granted on such date a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

     Each individual who first becomes an Eligible Director after the Initial Automatic Grant Date, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment, a Non-Statutory Option to purchase 30,000 Ordinary Shares upon the terms and conditions of this Article Three.

     2. Annual Grant. On the date of each Annual Stockholders Meeting held after the Underwriting Execution Date, each individual who is at that time serving as an Eligible Director, whether or not such individual is standing for reelection as a Board member at that Annual Meeting, shall automatically be granted a Non-Statutory Option to purchase an additional 3,000 Ordinary Shares upon the terms and conditions of this Article Three, provided such individual has served as a Board member for at least six (6) months.

     B. There shall be no limit on the number of such 3,000 Ordinary Share option grants any one Eligible Director may receive over his or her period of Board service. The number of Ordinary Shares for which the automatic option grants are to be made to each newly elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of
Section VI.C. of Article One.

     C. Exercise Price. The exercise price per Ordinary Share subject to each automatic option grant made under this Article Three shall be determined as follows:

     - For each automatic option grant made on the Initial Automatic Grant Date, the exercise price per Ordinary Share shall be equal to the Fair Market Value per Ordinary Share on such date as shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator deems relevant.

     - For all other automatic option grants, the exercise price per Ordinary Share shall be equal to one hundred percent (100%) of the Fair Market Value per Ordinary Share on the automatic grant date, but in no event less than the par value of such Ordinary Share.

     D. Payment. The exercise price shall be payable in one of the alternative forms specified below:

          1. full payment in cash or check made payable to the Corporation's order; or

          2. to the extent the option is exercised for vested Ordinary Shares, full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased Ordinary Shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Ordinary Shares and (ii) to the Corporation to deliver the certificates for the purchased Ordinary Shares directly to such brokerage firm in order to complete the sale transaction.

     E. Option Term. Each automatic grant under this Article Three shall have a maximum term of five (5) years measured from the automatic grant date.

     F. Exercisability. Each automatic grant shall become exercisable for the Ordinary Shares subject to that grant in a series of successive equal monthly installments upon the

Optionee's completion of each month of Board service over the twenty-four (24) month period measured from the automatic grant date. The exercisability of each such grant shall be subject to acceleration as provided in Section II.G and
Section III of this Article Three. In no event, however, shall any automatic option grant become exercisable for any additional Ordinary Shares after the Optionee's cessation of Board service.

     G. Transferability. Each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be assignable or transferable by the Optionee. The Optionee shall be required to comply with all applicable laws in connection with any such transfer or assignment, and the Plan Administrator shall have the discretion to adopt such rules as it deems necessary to ensure that any assignment or transfer is in compliance with all applicable laws.

     H. Termination of Board Service.

          1. Should the Optionee cease to serve as a Board member for any reason (other than death or Permanent Disability) while holding one or more automatic option grants under this Article Three, then such individual shall have a six (6)-month period following the date of such cessation of Board service in which to exercise each such option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. Each such option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Board service, with respect to any option shares for which the option is not otherwise at that time exercisable.

          2. Should the Optionee die within six (6) months after cessation of Board service, then any automatic option grant held by the Optionee at the time of death may subsequently be exercised, for any or all of the option shares for which the option is exercisable at the time of the Optionee's cessation of Board service (less any option shares subsequently purchased by the Optionee prior to death), by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. The right to exercise each such option shall lapse upon the expiration of the twelve (12)-month period measured from the date of the Optionee's death.

          3. Should the Optionee die or become Permanently Disabled while serving as a Board member, then each automatic option grant held by such Optionee under this Article Three shall immediately become exercisable for all the Ordinary Shares subject to that option, and the Optionee (or the representative of the Optionee's estate or the person or persons to whom the option is transferred upon the Optionee's death) shall have a twelve
     (12)-month period following the date of the Optionee's cessation of Board service in which to exercise such option for any or all of those Ordinary Shares as fully-vested shares.

          4. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the five (5)-year option term. Upon the expiration of the applicable post-service exercise period under subparagraphs 1. through 3. above or (if earlier) upon the expiration of the five (5)-year option term, the automatic grant shall terminate and cease to be outstanding for any option shares for which the option was exercisable at the time of the Optionee's cessation of Board service but for which such option was not otherwise exercised.

     I. Stockholder Rights. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to the Ordinary Shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased Ordinary Shares.

     J. Remaining Terms. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

     A. In the event of any Corporate Transaction, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Corporate Transaction, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to remain outstanding.

     B. In connection with any Change in Control of the Corporation, each option at the time outstanding under this Article Three but not otherwise fully exercisable shall, immediately prior to the specified effective date for the Change in Control, automatically accelerate and become fully exercisable for all of the Ordinary Shares at the time subject to that option and may be exercised for all or any portion of those shares as fully vested Ordinary Shares. Each such option shall remain so exercisable for the option shares until the expiration or sooner termination of the option term.

     C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each option held by him or her under this Article Three for a period of at least six (6) months. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the Ordinary Shares at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those Ordinary Shares) over
(ii) the aggregate exercise price payable for such Ordinary Shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation. Neither the approval of the Plan Administrator nor the consent of the Board shall be required in connection with such option surrender and cash distribution. The Ordinary Shares subject to each option surrendered in connection with the Hostile Take-Over shall not be available for subsequent issuance under the Plan.

     D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  AMENDMENT OF THE AUTOMATIC GRANT PROVISIONS

     A. Limited Amendments. The provisions of this Automatic Option Grant Program, together with the automatic option grants outstanding under this Article Three, may not be amended at intervals more frequently than once every six (6) months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations.

                                  ARTICLE FOUR

                                  MISCELLANEOUS

I.   LOANS OR INSTALLMENT PAYMENTS

     A. The Plan Administrator may, in its discretion but subject to any prohibition imposed by any applicable laws, assist any Optionee, to the extent such Optionee is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more stock options granted to such Optionee under the Discretionary Option Grant Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the exercise price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee may not exceed the exercise price of the acquired Ordinary Shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee in connection with the acquisition of the Ordinary Shares.

     B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

     C. All financial assistance provided under this Section I of Article Four shall be effected in compliance with the applicable provisions of Section 76(9)(b) of the Companies Act, Chapter 50 of Singapore (or any successor statutory provision).

II.  AMENDMENT OF THE PLAN AND AWARDS

     A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, (i) no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, unless the Optionee consents to such amendment, and (ii) any amendment made to the Automatic Option Grant Program (or any options outstanding thereunder) shall be in compliance with the limitation of Section IV of Article Three. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of Ordinary Shares issuable under the Plan or the number of Ordinary Shares for which options may be granted per newly-elected or continuing Eligible Director under Article Three of the Plan or the maximum number of Ordinary Shares for which any one individual participating in the Plan may be granted stock options over the term of the Plan, except for permissible adjustments under Section VI.C. of Article One, (ii) materially modify the eligibility requirements for plan participation or (iii) materially increase the benefits accruing to plan participants.

     B. Options to purchase Ordinary Shares may be granted under the Discretionary Option Grant Program which are in excess of the number of Ordinary Shares then available for issuance under the Plan. However, no such option shall become exercisable in whole or in part for the excess Ordinary Shares subject to that option until stockholder approval is obtained for a sufficient increase in the number of Ordinary Shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then such options shall terminate and cease to be exercisable with respect to the excess number of Ordinary Shares, and no further option grants shall be made under the Plan.

III. TAX WITHHOLDING

     The Corporation's obligation to deliver Ordinary Shares upon the exercise of stock options for such shares under the Plan shall be subject to the
satisfaction   of  all  applicable   income  and   employment  tax   withholding
requirements.

IV.  EFFECTIVE DATE AND TERM OF PLAN

     A. This Plan became effective when adopted by the Board and approved by the stockholders in 1993. On June 8, 1995, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term thereof from 900,000 shares to 1,500,000 shares and (ii) increase the number of Ordinary Shares for which options may be granted to any one individual from 300,000 shares to 500,000 shares. The stockholders approved those amendments at the 1995 Annual Meeting.

     B. In June 1996, the Board amended the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 1,500,000 Ordinary Shares to 2,000,000 Ordinary Shares. The stockholders approved such amendment at the 1996 Annual Meeting.

     C. On August 15, 1996, the Board amended and restated the Plan to authorize, among other things, the separate but concurrent jurisdiction of the Discretionary Option Grant Program by the Primary Committee and one or more Secondary Committees of the Board, with the Primary Committee to have the sole authority to administer such program with respect to Section 16 Insiders.

     D. In September 1996, the Board approved an amendment to the Plan to (i) increase the aggregate number of Ordinary Shares issuable over the term of the Plan from 2,000,000 Ordinary Shares to 2,600,000 Ordinary Shares. Such share increase is subject to stockholder approval at the 1997 Annual Meeting. Should stockholder approval not be obtained, then the 600,000-share increase to the Ordinary Share reserve shall not be implemented, and any stock options granted on the basis of that 600,000-share increase shall immediately terminate without becoming exercisable for the Ordinary Shares subject to those options, and no additional options will be granted on the basis of such share increase.

     E. The Plan shall  terminate  upon the earlier of (i)  November 30, 2003 or
(ii) the date on which all Ordinary Shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan. If the date of termination is determined under clause (i) above, then all option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

V.   USE OF PROCEEDS

     Any cash proceeds received by the Corporation from the sale of Ordinary Shares pursuant to option grants under the Plan shall be used for general corporate purposes.

VI.  REGULATORY APPROVALS

     A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any Ordinary Shares upon the exercise or surrender of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Ordinary Shares issued pursuant to it.

     B. No Ordinary Shares or other assets or securities shall be issued or delivered under this Plan unless and until there shall have been compliance with
(i) all applicable requirements of U.S. and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the Ordinary Shares issuable under the Plan, (ii) all applicable listing requirements of any securities exchange on which the Ordinary Shares are then listed for trading and
(iii) all applicable requirements of Singapore law.

VII. NO EMPLOYMENT/SERVICE RIGHTS

     Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

VIII. MISCELLANEOUS PROVISIONS

     A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Ordinary Shares or other assets or securities under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

     B. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

                         FLEXTRONICS INTERNATIONAL LTD.

                               2090 Fortune Drive
                           San Jose, California 95131

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned being a member of Flextronics International Ltd. hereby appoints Michael E. Marks or Tsui Sung Lam as Proxy of the undersigned and hereby authorizes the Proxy to represent and to vote, as designated on the reverse side, all of the Ordinary Shares of Flextronics International Ltd., held of record by the undersigned on August 6, 1998, at the Annual General Meeting of Flextronics International Ltd. to be held September 18, 1998, or at any adjournment thereof.

     This Proxy, when properly executed and returned in a timely manner, will be voted at the Annual Meeting and any adjournments thereof in the manner described herein. If no contrary indication is made, the proxy will be voted FOR the Board of Director nominees, FOR Proposals 3, 4, 5, 6 and 7 and in accordance with the judgment of the persons named as proxies herein on any other matters that may properly come before the Annual General Meeting.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

              CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE

                                                             -------------------
                                                                SEE REVERSE SIDE
                                                             -------------------

                                                               Please       mark
                                                     |X|       votes  as in this
                                                               example.

The Board of Directors unanimously recommends that a vote FOR Proposals 1, 2, 3, 4, 5, 6 and 7. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4, 5, 6 and 7 if no specification is made.

         Election of Directors.
1.       |_|  FOR all nominees listed below except as marked.                       |_| WITHHOLD AUTHORITY to vote for all nominees.

              To withhold authority to vote for any individual nominee, strike a line through that nominee's name:
                                         Michael J. Moritz and Richard L. Sharp

2.       To re-elect Patrick Foley, Chuen Fah Alain Ahkong and Hui Shing Leong to        FOR           AGAINST        ABSTAIN
         the Board of Directors.
                                                                                         |_|             |_|            |_|

3.       To  receive  and adopt the  Directors'  Report,  Auditors'  Report  and
         Audited FOR AGAINST  ABSTAIN  Accounts  for the fiscal year ended March
         31, 1998.
                                                                                         |_|             |_|            |_|

4.       To appoint Arthur Andersen as independent Auditors  of the Company for          FOR           AGAINST        ABSTAIN
         the fiscal year ended March 31, 1999.
                                                                                         |_|             |_|            |_|

5.       To approve an Ordinary  Resolution to increase the number of shares FOR
         AGAINST  ABSTAIN  authorized  under  the  1993  Share  Option  Plan  to
         3,600,000 Ordinary Shares.
                                                                                         |_|             |_|            |_|

6.       To approve an Ordinary Resolution relating to Ordinary Share issuances.         FOR           AGAINST        ABSTAIN

                                                                                         |_|             |_|            |_|

7.       To approve an Ordinary Resolution relating to bonus shares issuances.           FOR           AGAINST        ABSTAIN

                                                                                         |_|             |_|            |_|

         In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

This Proxy must be signed exactly as your name appears hereon. If more than one name appears, all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

Signature: ______________________________________ Date: __________________, 1998

Signature: ______________________________________ Date: __________________, 1998

                                 (Reverse Side)

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.